File No. 2-84105
811-3757
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[_]
Post-Effective Amendment No. 36	[X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 36	[X]

(Check appropriate box or boxes.)

DREYFUS PREMIER CALIFORNIA TAX EXEMPT BOND FUND, INC.
(Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York 10166
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 922-6000

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b)
----
x	on October 1, 2007 pursuant to paragraph (b)
----
60 days after filing pursuant to paragraph (a)(i)
----
on (date) pursuant to paragraph (a)(i)
----
75 days after filing pursuant to paragraph (a)(ii)
----
on (date) pursuant to paragraph (a)(ii) of Rule 485
----

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
----

Dreyfus Premier California Tax Exempt Bond Fund, Inc.

PROSPECTUS October 1, 2007

Dreyfus
A BNY Mellon Company℠

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

The Fund

Goal/Approach	1
Main Risks	2
Past Performance	4
Expenses	5
Management	6
Financial Highlights	8

Your Investment

Shareholder Guide	12
Distributions and Taxes	21
Services for Fund Investors	22
Instructions for Regular Accounts	24

For More Information

See back cover.

The Fund

Dreyfus Premier California
Tax Exempt Bond Fund, Inc.

Ticker Symbols	Class A: DCAAX
Class B: DCABX
Class C: DCACX
Class Z: DRCAX

GOAL/APPROACH

The fund seeks as high a level of current income, exempt from federal and California state income taxes, as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and California state personal income taxes.

The fund invests at least 80% of its assets in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus.The fund may invest up to 20% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the fund’s portfolio normally exceeds ten years, but the fund may invest without regard to maturity.

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and the municipal bond’s potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or to premium bonds will change along with the portfolio manager’s changing views of the current interest rate and market environment.The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

Although the fund seeks to provide income exempt from federal and California state income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund temporarily may invest in taxable bonds and municipal bonds that pay income exempt only from federal income tax.

The fund may, but is not required to, use derivatives, such as futures, options and swap agreements, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (“inverse floaters”) and may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today. Inverse floaters are created by depositing municipal bonds in a trust which divides the bond’s income stream into two parts: a short-term variable rate demand note and a residual interest bond (the inverse floater) which received interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note.

Concepts to understand

Municipal bonds: debt securities that provide income free from federal income tax, and state income tax if you live in the issuing state. Municipal bonds are typically of two types:

  general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power revenue bonds, which are payable from the revenue derived from a specific revenue source, such as charges for water and sewer service or highway tolls

Dollar-weighted average maturity: an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund.

Investment grade bonds: independent rating organizations analyze and evaluate a bond issuer’s, and/or any credit enhancer’s, credit profile and ability to repay debts. Based on their assessment, these rating organizations assign letter grades that reflect the issuer’s, and/or any credit enhancer’s, creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

The Fund 1

MAIN RISKS

The fund’s principal risks are discussed below. The value of your investment in the fund will fluctuate, which means you could lose money.

  Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates.
  Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price.The longer the effective maturity and duration of the fund’s portfolio, the more the fund’s share price is likely to react to interest rates.
  Call risk. Some municipal bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an invest- ment offering a lower yield. During periods of market illiquidity or rising interest rates, prices of the fund’s “callable” issues are subject to increased price fluctuation.
  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the fund’s share price. Although the fund invests primarily in investment grade bonds, it may invest to a limited extent in high yield (“junk”) bonds, which involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.
  The prices of high yield bonds can fall dramati- cally in response to bad news about the issuer or its industry, or the economy in general.
  Liquidity risk. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund’s ability to sell such municipal bonds at attractive prices.
  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically.
  State-specific risk. The fund is subject to the risk that California’s economy, and the revenues underlying its municipal bonds, may decline.
  Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.
  Market sector risk. The fund’s overall risk level will depend on the market sectors in which the fund is invested and the current interest rate, liquidity and credit quality of such sectors. The fund may significantly overweight or underweight certain industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those industries or sec- tors.
  Leveraging risk. The use of leverage, such as lending portfolio securities, engaging in forward commitment transactions and investing in inverse floating rate securities, may cause taxable income and may magnify the fund’s gains or losses.
  Tax risk. To be tax-exempt, municipal bonds gen- erally must meet certain regulatory requirements.
  Although the fund will invest in municipal bonds that pay interest that is exempt, in the opinion of counsel to the issuer (or on the basis of other authority believed by Dreyfus to be reliable), from federal income tax, if any such municipal bond fails to meet these regulatory requirements, the interest received by the fund from its invest- ment in such bonds and distributed to fund shareholders will be taxable.
2

  Derivatives risk. The fund may use derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), swaps and inverse floaters. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on the fund’s per- formance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underly- ing assets. Derivatives can be highly volatile, illiq- uid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.
  Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms.
  Non-diversification risk. The fund is non-diversi- fied, which means that a relatively high percent- age of the fund’s assets may be invested in a lim- ited number of issuers.Therefore, the fund’s per- formance may be more vulnerable to changes in the market value of a single issuer or a group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Fund 3

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund.The bar chart shows changes in the performance of the fund’s Class Z shares from year to year. The table compares the average annual total returns of each of the fund’s share classes to those of the Lehman Brothers Municipal Bond Index, an unmanaged benchmark of total return performance for non-California-specific municipal bonds. Class Z shares are not subject to a sales charge, whereas Class A, B and C shares are subject to sales charges which will cause the performance of such classes to be lower than that of Class Z. Sales loads are reflected in the table. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary from the performance of the fund’s other share classes due to differences in charges and expenses. Class Z shares generally are not available for new accounts.

After-tax performance is shown only for Class Z shares. After-tax performance of the fund’s other share classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average annual total returns as of 12/31/06

Share class/				Since
inception date	1 Year	5 Years	10 Years	inception

Class Z (7/26/83)
returns before taxes	4.85%	5.31%	5.40%	—

Class Z
returns after taxes
on distributions	4.84%	5.19%	5.27%	—

Class Z
returns after taxes
on distributions and
sale of fund shares	4.64%	5.11%	5.23%	—

Class A (10/21/04)
returns before taxes	-0.15%	—	—	1.87%

Class B (10/21/04)
returns before taxes	0.11%	—	—	2.21%

Class C (10/21/04)
returns before taxes	2.77%	—	—	3.26%

Lehman Brothers
Municipal Bond Index*
reflects no deduction for
fees, expenses or taxes	4.84%	5.53%	5.76%	4.03%

*Unlike the fund, the Lehman Index is not composed of bonds of a single state.

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

What this fund is — and isn’t

4

EXPENSES

As an investor, you pay certain fees and expenses in
connection with the fund, which are described in
the table below.

Fee table
	Class A	Class B*	Class C	Class Z

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	4.50	none	none	none
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none**	4.00	1.00	none
Maximum redemption fee
% of transaction amount
(charged only when selling shares you have owned for less than 30 days)	none	none	none	.10

Annual fund operating expenses (expenses paid from fund assets)
% of average daily net assets
Management fees	.60	.60	.60	.60
Rule 12b-1 fee	none	.50	.75	none
Shareholder services fee	.25	.25	.25	.04
Other expenses	.08	.10	.09	.07

Interest expense***	.13	.13	.13	.13

Total	1.06	1.58	1.82	.84

*	Class B shares of the fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds.

**	Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

***	“Interest expense” represents for accounting purposes interest expense associated with the fund’s investment in inverse floaters. Not shown in the table is the addi- tional income generated by these investments which amounted approximately to the interest expense as shown.

Expense example
	1 Year	3 Years	5 Years	10 Years

Class A	$553	$772	$1,008	$1,686

Class B
with redemption	$561	$799	$1,060	$1,612 †

without redemption	$161	$499	$860	$1,612 †

Class C
with redemption	$285	$573	$985	$2,137

without redemption	$185	$573	$985	$2,137

Class Z	$86	$268	$466	$1,037

† Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund’s portfolio and assisting in all aspects of the fund’s operations.

Rule 12b-1 fee: the fee paid to the fund’s distributor for financing the sale and distribution of Class B and Class C shares. Because this fee is paid out of the fund’s assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: a fee of 0.25% paid to the fund’s distributor with respect to Class A, B and C shares and a fee of up to 0.25% used to reimburse the fund’s distributor with respect to Class Z shares for shareholder account service and maintenance.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund.

The Fund 5

MANAGEMENT

Investment adviser

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $223 billion in approximately 180 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.60% of the fund’s average daily net assets. A discussion regarding the basis for the board’s approving the fund’s management agreement with Dreyfus is available in the fund’s annual report for the fiscal year ended May 31, 2007. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 37 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $18 trillion in assets under custody and administration and $1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

Joseph P. Darcy has been the fund’s primary portfolio manager since January 1996 and has been a portfolio manager at Dreyfus since May 1994.The fund’s Statement of Additional Information (SAI) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of fund shares.

6

Distributor

The fund’s distributor is MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund to those intermediaries. Because those payments are not made by you or the fund, the fund’s total expense ratio will not be affected by any such payments. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus’ or MBSC’s own resources to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs.These payments sometimes are referred to as “revenue sharing.” From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

Code of ethics

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures.The primary purpose of the code is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

The Fund 7

FINANCIAL HIGHLIGHTS

The following tables describe the performance of each share class for the fiscal periods indicated. “Total Return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

		Year Ended May 31,
Class A shares	2007	2006	2005 [1]

Per-Share Data ($):
Net asset value, beginning of period	14.62	15.00	14.97
Investment operations: Investment income — net [2]	.57	.58	.34
Net realized and unrealized gain (loss) on investments	.11	(.37)	.12
Total from investment operations	.68	.21	.46

Distributions: Dividends from investment income — net	(.57)	(.58)	(.34)

Dividends from net realized gain on investments	(.01)	(.01)	(.09)
Total distributions	(.58)	(.59)	(.43)

Net asset value, end of period	14.72	14.62	15.00
Total Return (%) [3]	4.75	1.44	3.12
Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets	1.06	1.04 [4]	1.03 [4,5]

Ratio of net expenses to average net assets	1.05	1.01 [4]	1.02 [4,5]

Ratio of net investment income to average net assets	3.87	3.90	3.77 [5]
Portfolio turnover rate	43.68	35.92	38.73
Net assets, end of period ($ x 1,000)	95,698	81,579	87,976

[1] From October 21, 2004 (commencement of initial offering) to May 31, 2005.
[2] Based on average shares outstanding at each month end.
[3] Exclusive of sales charge.
[4] Ratio of total expenses to average net assets and ratio of net expenses to average net assets for certain periods have been restated, as noted.This restatement has no impact on the fund’s previously reported net assets, net investment income, net asset value or total return.
[5] Annualized.

8

		Year Ended May 31,
Class B shares	2007	2006	2005 [1]

Per-Share Data ($):
Net asset value, beginning of period	14.62	15.00	14.97
Investment operations: Investment income — net [2]	.49	.50	.30
Net realized and unrealized gain (loss) on investments	.12	(.37)	.12
Total from investment operations	.61	.13	.42

Distributions: Dividends from investment income — net	(.50)	(.50)	(.30)
Dividends from net realized gain on investments	(.01)	(.01)	(.09)
Total distributions	(.51)	(.51)	(.39)
Net asset value, end of period	14.72	14.62	15.00
Total Return (%) [3]	4.20	.93	2.82
Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets	1.58	1.56 [4]	1.54 [4,5]

Ratio of net expenses to average net assets	1.58	1.51 [4]	1.51 [4,5]

Ratio of net investment income to average net assets	3.35	3.39	3.29 [5]
Portfolio turnover rate	43.68	35.92	38.73
Net assets, end of period ($ x 1,000)	5,411	6,626	9,534

[1] From October 21, 2004 (commencement of initial offering) to May 31, 2005.
[2] Based on average shares outstanding at each month end.
[3] Exclusive of sales charge.
[4] Ratio of total expenses to average net assets and ratio of net expenses to average net assets for certain periods have been restated, as noted.This restatement has no impact on the fund’s previously reported net assets, net investment income, net asset value or total return.
[5] Annualized.

The Fund 9

FINANCIAL HIGHLIGHTS (continued)
		Year Ended May 31,
Class C shares	2007	2006	2005 [1]

Per-Share Data ($):
Net asset value, beginning of period	14.62	15.00	14.97
Investment operations: Investment income — net [2]	.46	.46	.27
Net realized and unrealized gain (loss) on investments	.11	(.37)	.12
Total from investment operations	.57	.09	.39

Distributions: Dividends from investment income — net	(.46)	(.46)	(.27)
Dividends from net realized gain on investments	(.01)	(.01)	(.09)
Total distributions	(.47)	(.47)	(.36)
Net asset value, end of period	14.72	14.62	15.00
Total Return (%) [3]	3.95	.67	2.67
Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets	1.82	1.80 [4]	1.77 [4,5]

Ratio of net expenses to average net assets	1.81	1.77 [4]	1.76 [4],5

Ratio of net investment income to average net assets	3.10	3.13	3.01 [5]
Portfolio turnover rate	43.68	35.92	38.73
Net assets, end of period ($ x 1,000)	4,451	3,054	2,867

[1] From October 21, 2004 (commencement of initial offering) to May 31, 2005.
[2] Based on average shares outstanding at each month end.
[3] Exclusive of sales charge.
[4] Ratio of total expenses to average net assets and ratio of net expenses to average net assets for certain periods have been restated, as noted.This restatement has no impact on the fund’s previously reported net assets, net investment income, net asset value or total return.
[5] Annualized.

10

		Year Ended May 31,
Class Z shares	2007	2006	2005	2004	2003

Per-Share Data ($)
Net asset value, beginning of period	14.61	15.00	14.39	15.28	14.60
Investment operations: Investment income — net [1]	.61	.61	.58	.58	.63
Net realized and unrealized
gain (loss) on investments	.11	(.38)	.71	(.76)	.83
Total from investment operations	.72	.23	1.29	(.18)	1.46

Distributions: Dividends from investment
income — net	(.61)	(.61)	(.59)	(.57)	(.63)
Dividends from net realized
gain on investments	(.01)	(.01)	(.09)	(.14)	(.15)
Total distributions	(.62)	(.62)	(.68)	(.71)	(.78)
Net asset value, end of period	14.71	14.61	15.00	14.39	15.28

Total Return (%)	4.97	1.57	9.10	(1.16)	10.30

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets	.84	.81 [2]	.78 [2]	.73 [2]	.75 [2]

Ratio of net expenses to average net assets	.83	.81 [2]	.78 [2]	.73 [2]	.75 [2]

Ratio of net investment income to
average net assets	4.09	4.10	3.96	3.93	4.27
Portfolio turnover rate	43.68	35.92	38.73	56.87	47.21

Net assets, end of period ($ x 1,000)	1,125,008	1,155,038	1,237,623	1,004,253	1,140,398

[1] Based on average shares outstanding at each month end.
[2] Ratio of total expenses to average net assets and ratio of net expenses to average net assets for certain periods have been restated, as noted.This restatement has no impact on the fund’s previously reported net assets, net investment income, net asset value or total return.

The Fund 11

Your Investment

SHAREHOLDER GUIDE

The Dreyfus Premier Funds are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser.Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described in this prospectus. Consult a representative of your financial institution for further information.

This prospectus offers Class A, B, C and Z shares of the fund.

The fund’s Class B shares are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other funds advised by Dreyfus or by Founders Asset Management, LLC (Founders), an indirect subsidiary of Dreyfus, or certain eligible shares of Dreyfus Worldwide Dollar Money Market Fund, Inc.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends.

Deciding which class of shares to buy —Class A, C and Z

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

When you invest in Class A shares you generally pay an initial sales charge. Class A shares have no ongoing Rule 12b-1 fees. Each class is subject to a shareholder service fee. Class Z shares are available only to investors that have continuously held shares of Class Z since the date the fund’s shares were classified as Class Z, and to shareholders who received Class Z shares in exchange for shares of certain funds that merged into the fund.

A more complete description of each of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

	Class A	Class C	Class Z*

Initial sales charge	up to 4.50%	none	none

Ongoing distribution fee
(Rule 12b-1 fee)	none	0.75%	none

Ongoing shareholder service fee	0.25%	0.25%	up to 0.25%

Contingent deferred sales charge	1% on sale of	1% on sale of	none
	shares bought	shares held for
	within one year	one year or less
without an initial
sales charge as
part of an
investment of
$1 million
or more

Conversion feature	no	no	no

Recommended purchase maximum	none	$1 million	none

* Class Z shares generally are not available for new accounts.

12

Class A share considerations

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase.The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge. (See “Sales charge reductions and waivers.”)

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

  plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge qualify for a reduced or waived sales charge time, since the ongoing Rule 12b-1 fees on Class

If you invest $1 million or more (and are not eligible to purchase Class Z shares), Class A shares will always be the most advantageous choice.

Class A sales charges

	Sales charge	Sales charge
	as a % of	as a % of
Purchase amount	offering price	NAV

Less than $50,000	4.50%	4.70%
$50,000 to $99,999	4.00%	4.20%
$100,000 to $249,999	3.00%	3.10%
$250,000 to $499,999	2.50%	2.60%
$500,000 to $999,999	2.00%	2.00%
$1 million or more *	none	none

* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Sales charge reductions and waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of Dreyfus Premier Funds or Dreyfus Founders Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.drey-fus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

  Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Premier Funds or Dreyfus Founders Funds that are subject to a sales charge.
  For example, if you have $1 million invested in shares of certain other Dreyfus Premier Funds or Dreyfus Founders Funds, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privi- lege at any time on written notice.
  Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Premier Funds or Dreyfus Founders Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous pur- chases toward your goal.Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

Your Investment 13

SHAREHOLDER GUIDE (continued)
  Combine with family members. You can also count toward the amount of your investment all invest- ments in certain other Dreyfus Premier Funds or Dreyfus Founders Funds, in any class of shares, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent.
  Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See “How to Buy Shares” in the SAI.)

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates board members of Dreyfus and board members of the Dreyfus Family of Funds full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund’s distributor
  “wrap” accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund’s distributor specifying operating policies and standards qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts qualified investors who (i) purchase Class A shares directly through the fund’s distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Dreyfus-managed fund, including the fund, or a Founders-managed fund since on or before February 28, 2006 investors with the cash proceeds from the investor’s exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus- managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund’s distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse or minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options members of qualified affinity groups who purchase Class A shares directly through the fund’s distributor, provided that the quality group has entered into an affinity agreement with the distributor

Class C share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, you will pay ongoing Rule 12b-1 fees. Over time these fees may cost you more than paying an initial sales charge on Class A shares.

Because Class A shares will always be a more favorable investment than Class C for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more.While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Class Z share considerations

Class Z shares generally are not available for new accounts.

Class Z shares generally are offered only to shareholders who received Class Z shares in exchange for their shares of certain other Dreyfus-managed funds as a result of the reorganization of such funds and to existing shareholders of the fund who have continuously maintained a fund account since the date the fund’s shares were classified as Class Z.

14

Class B share considerations

Class B shares sold within six years of purchase are subject to the following CDSCs:

Class B sales charges

CDSC as a % of
For shares	amount redeemed
sold in the:	subject to the charge

First year	4.00%
Second year	4.00%
Third year	3.00%
Fourth year	3.00%
Fifth year	2.00%
Sixth year	1.00%
Thereafter	none

Class B shares also are subject to an annual Rule 12b-1 fee.

Class B shares convert to Class A shares (which are not subject to a Rule 12b-1 fee) approximately six years after the date they were purchased.

CDSC waivers

The CDSC on Class A, B and C shares may be waived in the following cases:

  permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased redemptions made within one year of death or disability of the shareholder redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2 redemptions of Class B or Class C shares made through the fund’s Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

Buying shares

NAV of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business.Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Because the fund seeks tax-exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.

Orders to buy and sell shares received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

When calculating its NAV, the fund’s investments generally are valued by an independent pricing service approved by the fund’s board.The pricing service’s procedures are reviewed under the general supervision of the board. If valuations for investments (received from the pricing service or otherwise) are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with the procedures approved by the fund’s board. Fair value of investments may be done by the fund’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

Your Investment 15

SHAREHOLDER GUIDE (continued)

Investments in certain municipal bonds and thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund’s shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbi-trage opportunities they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund’s NAV by short-term traders.While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see “Your Investment — Shareholder Guide — General Policies” for further information about the fund’s frequent trading policy.

Minimum investments
	Initial	Additional

Regular accounts	$1,000	$100

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Key concept

Net asset value (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its existing shares outstanding. The fund’s shares are offered at NAV, but Class A shares are subject to a front-end sales charge and Class B and Class C shares generally are subject to higher annual operating expenses and a CDSC.

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request.Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends.As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for additional details.

Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares
16

If you are selling or exchanging Class Z shares you have owned for less than 30 days, the fund may deduct a 0.10% redemption fee.

Subject to the exceptions described below, Class Z shares held for less than 30 days will be subject to the fund’s redemption fee, whether held directly in your name or indirectly through an intermediary, such as a broker, bank, investment adviser, record-keeper for retirement plan participants, or any other third party. If you hold your shares through an intermediary’s omnibus account, the intermediary is responsible for imposing the fee and remitting the fee to the fund.

The redemption fee will be charged and retained by the fund on Class Z shares sold before the end of the required holding period. Dreyfus will use the “first-in, first-out” method to determine the holding period for the shares sold. Under this method, shares held the longest will be redeemed or exchanged first.The holding period commences on the day after your purchase order is effective.

The fund will not assess a redemption fee on fund Class Z shares (1) redeemed through automatic withdrawal plans or automatic exchange plans; (2) redeemed through certain comprehensive fee programs, such as wrap fee accounts and automated rebalancing or asset allocation programs offered by financial intermediaries (including those sponsored by Dreyfus or its affiliates); (3) acquired by the rein-vestment of fund dividends or capital gain distributions; (4) redeemed by the fund (e.g., for failure to meet account minimums or to cover various fees); (5) purchased or redeemed by rollover, transfers and changes of account registration, provided that the investment remains in the fund; (6) purchased by other mutual funds, if approved by Dreyfus; (7) held in accounts in which there are legal or contractual restrictions on the imposition of a redemption fee as determined by the fund in its sole discretion; (8) redeemed as a result of death, disability or a Qualified Domestic Relations Order; (9) redeemed through the check-writing privilege, if any, and (10) converted from one share class to another in the fund.

In addition, the fund will not impose redemption fees on certain types of retirement plan transactions processed through a participant recordkeep-ing system supported by Dreyfus or through third party recordkeepers. These transactions include: (1) redemptions of shares purchased with new contributions to the plan, such as payroll contri-butions, excess contributions, and loan repayments; (2) shares redeemed for withdrawals and distributions, such as minimum required distributions, systematic withdrawal programs, and lump sum distributions; (3) shares redeemed by participation in automated account rebalancing pro-grams or other systematic participant investment advice programs approved by the plan sponsor; (4) shares purchased or redeemed as a result of plan sponsor decisions, such as changes in investment options, automated account rebalancing pro-grams, and plan termination or merger; (5) shares redeemed for loans, or following a hardship specified in the retirement plan documents; and (6) forfeitures or redemptions in connection with a participant’s termination of employment.

Your Investment 17

SHAREHOLDER GUIDE (continued)

If you hold your shares through a financial intermediary that does not process your share transactions in an onmibus account, the intermediary is responsible for providing Dreyfus with the information necessary to enable you to receive any redemption fee waivers to which you may be entitled. The fund reserves the right to withdraw waivers in its sole discretion without notice if the fund determines that an account is engaging in frequent trading or other activities detrimental to the fund.

Due to operational limitations or restrictions, retirement plans and intermediaries that maintain omnibus accounts with the fund may calculate redemption fees differently than the fund. However, redemptions made through a participant-initiated balance transfer will be subject to the fund’s redemption fee if such shares were purchased through a participant-initiated balance transfer. If you are investing in fund shares through an inter-mediary (or in the case of a 401(k) retirement plan, your plan sponsor) please contact the intermediary for more information on any differences in how the redemption fee may be applied to your investment in the fund.

18

Limitations on selling shares
by phone or online

Proceeds	Minimum	Maximum
sent by	phone/online	phone/online

Check*	no minimum	$250,000 per day

Wire	$1,000	$500,000 for joint
		accounts every 30 days/
		$20,000 per day

Dreyfus	$500	$500,000 for joint
TeleTransfer		accounts every 30 days/
		$20,000 per day

*	Not available online on accounts whose address has been changed within the last 30 days.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

General policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors.

Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund’s board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund reserves the right to:

  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusu- al market conditions change its minimum or maximum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only during unusu- al market conditions or in cases of very large redemptions or excessive trading)
  “redeem in kind,” or make payments in securi- ties rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)
  refuse any purchase or exchange request, includ- ing those from any individual or group who, in Dreyfus’ view, is likely to engage in frequent trading

Your Investment 19

SHAREHOLDER GUIDE (continued)

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading.A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Dreyfus monitors selected transactions to identify frequent trading.When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor’s trading history in other accounts under common ownership or control, in other Dreyfus, Dreyfus Founders and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control.These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor’s future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus’ ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

To the extent that the fund significantly invests in thinly traded municipal bonds, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund’s redemption fee, frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs approved in writing by Dreyfus generally are not considered to be frequent trading.

Small account policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

20

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise.There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all dividends paid to you will be exempt from federal and California state personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

For California personal income tax purposes, distributions derived from interest on municipal securities of California issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from California state income tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to California state personal income tax.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

Your Investment 21

SERVICES FOR FUND INVESTORS

If you purchased fund shares through a third party, the third party may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions.You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611. Holders of Class Z shares should call 1-800-645-6561.

For investing

Dreyfus Automatic	For making automatic investments
Asset Builder®	from a designated bank account.

Dreyfus Payroll	For making automatic investments
Savings Plan	through a payroll deduction.

Dreyfus Government	For making automatic investments
Direct Deposit	from your federal employment,
Privilege	Social Security or other regular
federal government check.

Dreyfus Dividend	For automatically reinvesting the
Sweep	dividends and distributions from
the fund into another Dreyfus fund
or certain Dreyfus Founders funds
(not available for IRAs).

For exchanging shares

Dreyfus Auto-	For making regular exchanges
Exchange Privilege	from the fund into another
Dreyfus fund or certain
Dreyfus Founders funds.

For selling shares

Dreyfus Automatic	For making regular withdrawals
Withdrawal Plan	from most Dreyfus funds. There will
be no CDSC on Class B or Class C
shares, as long as the amount of any
withdrawal does not exceed on an
annual basis 12% of the greater of
the account value at the time of the
first withdrawal under the plan,
or at the time of the subsequent
withdrawal.

22

Checkwriting privilege (Classes A and Z only)

You may write redemption checks against your account for Class A or Class Z shares in amounts $500 or more.These checks are free; however, a fee will be charged if you request a stop payment or the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason Please do not postdate your checks or use them close your account.

Exchange privilege

You can exchange shares worth $500 or more from one class of the fund into the same class of another Dreyfus Premier fund or Dreyfus Founders fund. You can also exchange Class Z shares into shares of certain other Dreyfus funds and Class B shares into Class B shares of General Money Market Fund, Inc.You can request your exchange by contacting your financial representative. Class Z shareholders also may request an exchange in writing, by phone or online. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). Although there is currently no fee for exchanges, the fund may deduct a 0.10% redemption fee if you are selling or exchanging Class Z shares you have owned for less than 30 days, and you also may be charged a sales load when exchanging into any fund that has a higher one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Dreyfus Express®
voice-activated account access (Class Z only)

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus funds, get price and yield information and much more —when it’s convenient for you — by calling 1-800-645-6561. Certain requests may require the services of a representative.

Reinvestment privilege

Upon written request, you can reinvest up to the number of Class A shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

Every fund investor automatically receives regular account statements.You’ll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Your Investment 23

INSTRUCTIONS FOR **REGULAR ACCOUNTS**

In Writing

TO OPEN AN ACCOUNT

Complete the application.

Mail your application and a check to:
Name of Fund
P.O. Box 55268, Boston, MA 02205-8502
Attn: Institutional Processing

TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and a check to:
Name of Fund
P.O. Box 55268, Boston, MA 02205-8502
Attn: Institutional Processing

TO SELL SHARES

Write a redemption check (Class A and Z only) **or** write a letter of instruction that includes:

- your name(s) and signature(s)
- your account number
- the fund name
- the share class
- the dollar amount you want to sell
- how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies – Selling Shares").

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 55268, Boston, MA 02205-8502
Attn: Institutional Processing

By Telephone

TO OPEN AN ACCOUNT

Wire Call to request an account application and an account number. Have your bank send your investment to The Bank of New York, with these instructions:

- ABA# 021000018
- DDA# 8900480025
- the fund name
- the share class
- your account number
- name(s) of investor(s)
- dealer number if applicable

Return your application with the account number on the application.

TO ADD TO AN ACCOUNT

Wire Have your bank send your investment to The Bank of New York, with these instructions:

- ABA# 021000018
- DDA# 8900480025
- the fund name
- the share class
- your account number
- name(s) of investor(s)
- dealer number if applicable

Electronic check Same as wire, but insert "111" before your 14-digit account number.

Dreyfus TeleTransfer Request Dreyfus TeleTransfer on your application. Call to request your transaction.

TO SELL SHARES

Wire Call a financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

Dreyfus TeleTransfer Call a financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

Check Call a financial representative to request your transaction. A check will be sent to the address of record.

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. **1-800-554-4611.**

Class Z shareholders should call **1-800-645-6561.**

Make checks payable to: **The Dreyfus Family of Funds.**

Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

24

INSTRUCTIONS FOR **REGULAR ACCOUNTS** (continued)

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT	TO SELL SHARES
Online (www.dreyfus.com)		
———	**Dreyfus TeleTransfer** Request Dreyfus TeleTransfer on your application. Visit **www.dreyfus.com** to request your transaction.	**Wire** Visit **www.dreyfus.com** to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank. **Dreyfus TeleTransfer** Visit **www.dreyfus.com** to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check. **Check** Visit **www.dreyfus.com** to request your transaction. A check will be sent to the address of record.
Automatically		
With an initial investment Indicate on your application which automatic service(s) you want. Return your application with your investment.	**All services** Call a financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.	**Dreyfus Automatic Withdrawal Plan** Call a financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like. Be sure to maintain an account balance of $5,000 or more.

Your Investment 25

For More Information

To obtain information:

By telephone

Call your financial representative or 1-800-554-4611 Holders of Class Z shares should call 1-800-645-6561

By mail Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

Dreyfus Premier California
Tax Exempt Bond Fund, Inc.

SEC file number: 811-3757

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year.The fund’s most recent annual and semi-annual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

© 2007 MBSC Securities Corporation

DREYFUS PREMIER CALIFORNIA TAX EXEMPT BOND FUND, INC.
CLASS A, CLASS B, CLASS C AND CLASS Z SHARES

STATEMENT OF ADDITIONAL INFORMATION
OCTOBER 1, 2007

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Premier California Tax Exempt Bond Fund, Inc. (the “Fund”), dated October 1, 2007, as the Prospectus may be revised from time to time. To obtain a copy of the Fund’s Prospectus, please call your financial adviser, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call 1-800-554-4611 (holders of Class Z shares should call 1-800-645-6561).

     The Fund’s most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

TABLE OF CONTENTS

Page

Description of the Fund	B-2
Management of the Fund	B-18
Management Arrangements	B-25
How to Buy Shares	B-31
Distribution Plan and Shareholder Services Plans	B-38
How to Redeem Shares	B-39
Shareholder Services	B-45
Determination of Net Asset Value	B-50
Dividends, Distributions and Taxes	B-51
Information About the Fund	B-56
Counsel and Independent Registered Public Accounting Firm	B-57
Appendix A	B-56
Appendix B	B-86

DESCRIPTION OF THE FUND

     The Fund is a Maryland corporation incorporated on May 3, 1983. The Fund is an open-end management investment company, known as a municipal bond fund. As a municipal bond fund, the Fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax (“Municipal Bonds”).

     The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the Fund’s investment adviser.

     MBSC Securities Corporation (the “Distributor”) is the distributor of the Fund’s shares.

Certain Portfolio Securities

     The following information supplements and should be read in conjunction with the Fund’s Prospectus.

     California Municipal Bonds. As a fundamental policy, the Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in Municipal Bonds of the State of California, its political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from Federal and State of California personal income taxes (collectively, “California Municipal Bonds”). To the extent acceptable California Municipal Bonds are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other Municipal Bonds the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not State of California, personal income tax. Municipal Bonds generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Bonds are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Bonds include municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Bonds bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the securities’ interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Bonds are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Bond and purchased and sold separately.

     The yields on Municipal Bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Bond market, size of a particular offering, maturity of the obligation and rating of the issue.

     Municipal Bonds include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax (AMT). The Fund may invest up to 20% of the value of its net assets in such Municipal Bonds and, except for temporary defensive purposes, in other investments subject to Federal income tax.

Certain Tax Exempt Obligations. The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest.

Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Bonds.

Tax Exempt Participation Interests. The Fund may purchase from financial institutions participation interests in Municipal Bonds (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Bond in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Bond. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund’s Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S.

Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Fund’s participation interest in the Municipal Bond, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Bond, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

     Municipal lease obligations or installment purchase contract obligations (collectively, “lease obligations”) have special risks not ordinarily associated with Municipal Bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation ordinarily is backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations in which the Fund may invest may contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund’s Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully the Fund’s investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund’s Board has directed the Manager to consider: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee’s general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant.

Tender Option Bonds. The Fund may purchase tender option bonds. A tender option bond is a Municipal Bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Manager, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Bond, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Bond and for other reasons.

     The Fund will purchase tender option bonds only when the Manager is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Bonds and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

Custodial Receipts. The Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Bonds which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Bonds deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. The interest rate on this class generally is expected to be below the coupon rate of the underlying Municipal Bonds and generally is at a level comparable to that of a Municipal Bond of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. The aggregate interest paid with respect to the two classes will not exceed the interest paid by the underlying Municipal Bonds. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Bond of comparable quality and maturity, which would increase the volatility of the Fund’s net asset value. These custodial receipts are sold in private placements. The Fund also may purchase directly from issuers, and not in a private placement, Municipal Bonds having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

     Inverse Floaters. The Fund may invest in residual interest Municipal Bonds whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate Municipal Bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate Municipal Bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Investing in inverse floaters involves leveraging which may magnify the Fund's gains or losses. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate Municipal Bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

     Inverse floaters typically are derivative instruments created by depositing municipal bonds in a trust which divides the bond's income stream into two parts: a short-term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note. The Fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market. When structuring an inverse floater, the Fund will transfer to a trust fixed rate Municipal Bonds held in the Fund's portfolio. The trust then typically issues the inverse floaters and the variable rate demand notes that are collateralized by the cash flows of the fixed rate Municipal Bonds. In return for the transfer of the Municipal Bonds to the trust, the Fund receives the inverse floaters and cash associated with the sale of the notes from the trust. Historically, for accounting purposes the Fund has treated these transfers as sales of the Municipal Bonds (which yielded a gain or loss) and a purchase of the inverse floaters. However, as a result of recent changes in the Fund's accounting treatment of these transactions, the Fund now treats these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the trusts and sold to third parties as liabilities of the Fund. The financial statements of the Fund have been restated for certain periods to reflect these changes. These changes did not impact the net asset value, total return or net investment income of the Fund.

Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction.

Zero Coupon, Pay-In-Kind and Step-Up Municipal Bonds. The Fund may invest in zero coupon securities, which are Municipal Bonds issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date; pay-in-kind bonds, which are Municipal Bonds that generally pay interest through the issuance of additional bonds; and step-up coupon bonds, which are Municipal Bonds that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. For zero-coupon securities, the amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of Municipal Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of Municipal Bonds that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike Municipal Bonds which pay cash interest throughout the period to maturity, the Fund will realize no cash until the cash payment or maturity date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.

Ratings of Municipal Bonds. The Fund will invest at least 80% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated no lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch” and, together with Moody’s and S&P, the “Rating Agencies”). The Fund may invest up to 20% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated lower than Baa by Moody’s and BBB by S&P and Fitch and as low as the lowest rating assigned by the Rating Agencies, but it currently is the intention of the Fund that this portion of the Fund’s portfolio be invested primarily in Municipal Bonds rated no lower than Baa by Moody’s or BBB by S&P or Fitch. Municipal Bonds rated BBB by S&P and Fitch are regarded as having adequate capacity to pay principal and interest, while those rated Baa by Moody’s are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics. The Fund may invest in short-term Municipal Bonds which are rated in the two highest rating categories by a Rating Agency. The Fund also may invest in securities which, while not rated, are determined by the Manager to be of comparable quality to the rated securities in which the Fund may invest; for purposes of the 80% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.

     The average distribution of Fund investments (at value) in Municipal Bonds (including notes) by ratings for the fiscal year ended May 31, 2007, computed on a monthly basis, was as follows:

Fitch	or	Moody’s	or	S&P	Percentage of Value

AAA		Aaa		AAA	53.8%
AA		Aa		AA	14.2%
A		A		A	15.0%
BBB		Baa		BBB	11.9%
BB		Ba		BB	0.3%
F-1		VMIG 1/MIG 1/P-1		SP-1/A-1	1.5%(1)
Not Rated		Not Rated		Not Rated	3.3%(2)
					100.0%

     Subsequent to its purchase by the Fund, an issue of rated Municipal Bonds may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Bonds by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Bonds. To the extent that the ratings given by a Rating Agency for Municipal Bonds may change as a result of changes in such organization or its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in the Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Bonds which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

     Investment Companies. The Fund may invest in securities issued by other investment companies. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in the aggregate. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations. The Fund also may invest its uninvested cash reserves, or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund’s securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above. See “Lending Portfolio Securities.”

     Illiquid Securities. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund’s investment objective. Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected.

1 Included in these categories are tax exempt notes rated within the two highest grades by a Rating Agency. These securities, together with Municipal Bonds rated Baa or better by Moody’s or BBB or better by S&P or Fitch, are taken into account at the time of purchase for purposes of determining that the Fund’s portfolio meets the 80% minimum quality standard discussed above.

2 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (1.5%), A/A (0.1%), BBB/Baa (1.6%) and BB/Ba (0.1%).

     Taxable Investments. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund’s net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments (“Taxable Investments”) consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody’s, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers’ acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See “Dividends, Distributions and Taxes.” Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund’s net assets be invested in Taxable Investments and Municipal Bonds the interest from which gives rise to a preference item for the purpose of the alternative minimum tax. When the Fund has adopted a temporary defensive position, including when acceptable California Municipal Bonds are unavailable for investment by the Fund, in excess of 20% of the Fund’s assets may be invested in securities that are not exempt from California personal income tax. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

Investment Techniques

     The following information supplements and should be read in conjunction with the Fund’s Prospectus. The Fund’s use of certain of the investment techniques described below may give rise to taxable income.

     Borrowing Money. The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the Fund’s total assets, the Fund will not make any additional investments.

Lending Portfolio Securities. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund’s investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund’s total assets (including the value of assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. The Fund may participate in a securities lending program operated by Mellon Bank, N.A., as lending agent (the “Lending Agent”). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.

     Derivatives. The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities would. Examples of derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts, and swap agreements. The Fund’s portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance.

     If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

     Some derivatives the Fund may use involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable. Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to “cover” the Fund’s obligations relating to its transactions in derivatives. For example, in the case of futures contracts that are not contractually required to cash settle, the Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a futures contract at the time of valuation) while the positions are open. With respect to futures contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund may employ leverage to a greater extent that if the Fund were required to segregate assets equal to the full notional value of such contracts.

     The Fund will not be a commodity pool. The Fund has filed notice with the Commodity Futures Trading Commission and National Futures Association of its eligibility, as a registered investment company, for an exclusion from the definition of commodity pool operator and that the Fund is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Futures Transactions--In General. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date. The Fund may invest in futures contracts and options on futures contracts, including those with respect to interest rates, securities, and security indexes.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Transaction costs also are included in these calculations.

The Fund may enter into futures contracts in U.S. domestic markets. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund’s net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.

Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures and options with respect thereto by the Fund also is subject to the Manager’s ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Specific Futures Transactions. The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Swap Transactions. The Fund may engage in swap transactions, including interest rate swaps, interest rate locks, caps, collars and floors to mitigate risk, manage duration and reduce portfolio turnover. Swap transactions, including interest rate swaps, interest rate locks, caps, collars and floors, may be individually negotiated and include exposure to a variety of different interest rates. Swaps involve two parties exchanging a series of cash flows at specified intervals. In the case of an interest rate swap, the parties exchange interest payments based upon an agreed upon principal amount (referred to as the “notional principal amount”). Under the most basic scenario, Party A would pay a fixed rate on the notional principal amount to Party B, which would pay a floating rate on the same notional principal amount to Party A. Swap agreements can take many forms and are known by a variety of names.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     In a typical interest rate lock transaction, if Party A desires to lock in a particular interest rate on a given date it may enter into an agreement to pay, or receive a payment from, Party B based on the yield of a reference index or security, such as a Municipal Bond or U.S. Treasury security. At the maturity of the term of the agreement, one party makes a payment to the other party as determined by the relative change in the yield of the reference security or index. An interest rate lock transaction may be terminated prior to its stated maturity date by calculating the payment due as of the termination date, which generally differs from the make-whole provisions for an early termination of an interest rate swap transaction in which the party terminating the swap early is required to give its counterparty the economic benefit of the transaction.

     The Fund will set aside cash or permissible liquid assets to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or permissible liquid assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement.

     The most important factor in the performance of a swap agreement is the change in the specific interest rate or other factor(s) that determine the amounts of payments due to and from the Fund. If a swap agreement called for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement could decline, potentially resulting in losses.

     The Fund will enter into swaps, interest rate locks, caps, collars and floors only with banks and recognized securities dealers believed by the Manager to present minimal credit risks. If there were a default by the other party to such transaction, the Fund would have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreement relating to the transaction.

     The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

     The Fund will enter into swap transactions only when the Manager believes it would be in the best interests of the Fund’s shareholders to do so. Depending on the circumstances, gains from a swap transaction can be treated either as taxable ordinary income or as short- or long-term capital gains.

Options--In General. The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options with respect to specific securities or futures contracts. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise cover the transaction. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or indices listed on national securities exchanges or traded in the over-the-counter market. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular security.

     The Fund may purchase cash-settled options on interest rate swaps in pursuit of its investment objectives. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

     Successful use by the Fund of options will be subject to the Manager’s ability to predict correctly movements in interest rates. To the extent the Manager’s predictions are incorrect, the Fund may incur losses.

     Future Developments. The Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in the Prospectus or this Statement of Additional Information.

     Stand-By Commitments. The Fund may acquire “stand-by commitments” with respect to Municipal Bonds held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund’s option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Bond and similarly decreasing such security’s yield to investors. Gains realized in connection with stand-by commitments will be taxable. The Fund also may acquire call options on specific Municipal Bonds. The Fund generally would purchase these call options to protect the Fund from the issuer of the related Municipal Bond redeeming, or other holder of the call option from calling away, the Municipal Bond before maturity. The sale by the Fund of a call option that it owns on a specific Municipal Bond could result in the receipt of taxable income by the Fund.

     Forward Commitments. The Fund may purchase or sell Municipal Bonds and other securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place in the future after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund’s purchase commitments.

     Municipal Bonds and other securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per share.

Certain Investment Considerations and Risks

     Investing in Municipal Bonds. The Fund may invest more than 25% of the value of its total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a municipal bond fund that does not follow this practice.

     Certain provisions in the Internal Revenue Code of 1986, as amended (the “Code”), relating to the issuance of Municipal Bonds may reduce the volume of Municipal Bonds qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Bonds available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Bonds may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Bonds for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund’s structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Bond as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

     Investing in California Municipal Bonds. Since the Fund is concentrated in securities issued by California or entities within California, an investment in the Fund may involve greater risk than investments in certain other types of municipal bond funds. You should consider carefully the special risks inherent in the Fund’s investment in California Municipal Bonds. You should review the information in “Appendix A,” which provides a brief summary of special investment considerations and risk factors relating to investing in California Municipal Bonds.

     Lower Rated Bonds. The Fund may invest up to 20% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities rated below investment grade by the Rating Agencies (commonly known as “high yield” or “junk” bonds). They may be subject to greater risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated municipal securities. See “Appendix B” for a general description of the Rating Agencies’ ratings of municipal securities. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Fund will rely on the Manager’s judgment, analysis and experience in evaluating the creditworthiness of an issuer.

     The market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities. These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable objective data may be available.

     These bonds may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower-rated bonds to repay principal and pay interest thereon which would increase the incidence of default for such securities. It is likely that any economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

     The Fund may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

     The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, pay-in-kind and step-up securities, in which the Fund may invest up to 5% of its total assets. In addition to the risks associated with the credit rating of the issuers, the market price of these securities may be very volatile during the period no interest is paid.

Investment Restrictions

     The Fund’s investment objective and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in California Municipal Bonds (or other instruments with similar economic characteristics) are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies. Investment restrictions numbered 8 through 12 are not fundamental policies and may be changed by a vote of a majority of the Fund’s Board members at any time. The Fund may not:

1. Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowings to no more than 33-1/3% of the Fund’s total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

3. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Bonds secured by real estate or interests therein, or prevent the Fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund’s Board.

6. Issue any senior security (as such term is defined in Section 18(f) of the 1940

Act), except to the extent that the activities permitted in Investment Restrictions numbered 2, 3 and 10 may be deemed to give rise to a senior security.

7. Sell securities short or purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

8. Purchase securities other than Municipal Bonds and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Fund’s Prospectus.

9. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure borrowings for temporary or emergency purposes and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those related to indices, and options on futures contracts or indices.

11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described in the Fund’s Prospectus, floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund’s Prospectus on less than seven days’ notice and as to which there is no secondary market) if, in the aggregate, more than 15% of its net assets would be so invested.

12. Invest in companies for the purpose of exercising control.

     For purposes of Investment Restriction No. 1, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.”

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 2, however, if borrowings exceed 33-1/3% of the value of the Fund’s total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

MANAGEMENT OF THE FUND

     The Fund’s Board is responsible for the management and supervision of the Fund and approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

The Dreyfus Corporation	Investment Adviser
MBSC Securities Corporation	Distributor
Dreyfus Transfer, Inc	Transfer Agent

The Bank of New York	Custodian

Board Members of the Fund[1]

Board members of the Fund, together with information as to their positions with the

Fund, principal occupations and other board memberships and affiliations, are shown below.

Name (Age)	Principal Occupation
Position with Funds (Since)	During Past 5 Years	Other Board Memberships and Affiliations

Joseph S. DiMartino (63)	Corporate Director and Trustee	The Muscular Dystrophy Association, Director
Chairman of the Board (1995)		Century Business Services, Inc., a provider of
outsourcing functions for small and medium size
companies, Director
The Newark Group, a provider of a national market
of paper recovery facilities, paperboard mills and
paperboard converting plants, Director
Sunair Service Corporation,
a provider of certain outdoor-
related services to home and businesses, Director
Ivory Investment Management, L.P., a registered
investment adviser to three private funds, Senior
Adviser

David W. Burke (71)	Corporate Director and Trustee	John F. Kennedy Library Foundation,
Board Member (1994)		Director

William Hodding Carter	Professor of Leadership & Public	The Century Foundation, Emeritus Director
III (72)	Policy, University of North	The Enterprise Corporation of the Delta, Director
Board Member (2006)	Carolina, Chapel Hill (January 1,
2006 – present)
President and Chief Executive
Officer of the John S. and James
L. Knight Foundation
(February 1, 1998 – February 1,
2006)

Gordon J. Davis (65)	Partner in the law firm of LeBoeuf,	Consolidated Edison, Inc., a utility company,
Board Member (1995)	Lamb, Greene & MacRae LLP	Director
	President, Lincoln Center for the	Phoenix Companies, Inc., a life insurance company,
	Performing Arts, Inc. (2001)	Director
Board Member/Trustee for several not-for-
profit groups

Joni Evans (65)	Principal, Joni Evans Ltd.	None
Board Member (1987)	Senior Vice President of the
William Morris Agency (2005)

1 None of the Board members are “interested persons” of the Fund, as defined in the 1940 Act.

Name (Age)	Principal Occupation
Position with Funds (Since)	During Past 5 Years		Other Board Memberships and Affiliations

Ehud Houminer (66)	Executive-in-Residence at the		Avnet Inc., an electronics distribution, Director
Board Member (2006)	Columbia	Business School,	International Advisory Board to the MBA Program
	Columbia	University	School of Management, Ben Gurion University,
Chairman

Richard C. Leone (67) President of The Century			The American Prospect, Director
Board Member (2006)	Foundation (formerly, The		Center of American Progress, Director
Twentieth Century Fund, Inc.), a
tax exempt research foundation
engaged in the study of economic,
foreign policy and domestic issues

Hans C. Mautner (69)	President-International Division and Capital and Regional PLC, a British co-investing real
Board Member (2006)	an Advisory Director of Simon		estate asset manager, Director
	Property Group, a real estate		Member –Board of Managers of:
	investment company, (1998 –		Mezzacappa Long/Short Fund LLC
	present)		Mezzacappa Partners LLC
Director and Vice Chairman of Simo
Property Group (1998-2003)
Chairman and Chief Executive
Officer of Simon Global Limited
(1999 – present)

Robin A. Melvin (44)	Director, Boisi Family Foundation,		None
Board Member (2006)	a private family foundation that
supports youth-serving
organizations that promote the self
sufficiency of youth from
disadvantaged circumstances

Burton N. Wallack (56)	President and Co-owner of Wallack		None
Board Member (1991)	Management Company, a real
estate management company

John E. Zuccotti (70)	Chairman of Brookfield Financial		Emigrant Savings Bank, Director
Board Member (2006)	Properties, Inc.		Wellpoint, Inc., Director
	Senior Counsel of Weil, Gotshal &		Visiting Nurse Service of New York, Director
	Manges, LLP		Columbia University, Trustee
	Chairman of the Real Estate		Doris Duke Charitable Foundation, Trustee
Board of New York

     Board members are elected to serve for an indefinite term. The Fund has standing audit, nominating and compensation committees, each comprised of its Board members who are not “interested persons” of the Fund, as defined in the 1940 Act. The function of the audit committee is (i) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (ii) to assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance. The Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Fund also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Fund’s investments. The Fund’s audit committee met four times and the compensation and nominating committees each met once during the fiscal year ended May 31, 2007. The pricing committee did not meet during the last fiscal year.

     The table below indicates the dollar range of each Board member’s ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2006.

Aggregate Holding of Funds in the
Dreyfus Family of Funds for which
Name of Board Member	The Fund	Responsible as a Board Member
Joseph S. DiMartino	None	Over $100,000
David W. Burke	None	Over $100,000
William Hodding Carter III	None	None
Gordon J. Davis	None	$10,001-$50,000
Joni Evans	None	$10,001-$50,000
Arnold S. Hiatt	None	None
Ehud Houminer	None	Over $100,000
Richard C. Leone	None	Over $100,000
Hans C. Mautner	None	Over $100,000
Robin A. Melvin	None	Over $100,000
Burton N. Wallack	None	None
John E. Zuccotti	None	Over $100,000

     As of December 31, 2006, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

     Effective January 1, 2007, the Fund typically pays its Board members its allocated portion of an annual retainer of $50,000 and a fee of $6,500 per meeting (with a minimum of $500 per telephone meeting) attended for the Fund and 17 other funds (comprised of 28 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses.

     Prior to January 1, 2007, the Fund paid its Board members an annual retainer of $30,000 and a fee of $4,000 per meeting (with a minimum of $500 per telephone meeting) attended. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members receive an annual retainer and a per meeting attended fee of one-half the amount payable to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended May 31, 2007, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member’s total compensation) during the year ended December 31, 2006, under the compensation schedule then in effect, was as follows:

		Total Compensation
	Aggregate	From the Fund and
Name of Board	Compensation	Fund Complex
Member	From the Fund*	Paid to Board Member(**)
Joseph S. DiMartino	$11,200	$857,400 (193)
David W. Burke	$ 8,960	$285,500	(83)
Hodding Carter, III†	$4,296	$51,000	(30)
Gordon J. Davis	$ 8,960	$ 102,500 (39)
Joni Evans	$ 8,960	$51,500	(30)
Arnold S. Hiatt+	$ 8,352	$47,500	(30)
Ehud Houminer†	$4,296	$143,250	(79)
Richard C. Leone†	$3,688	$47,000	(30)
Hans C. Mautner†	$3,688	$48,000	(30)
Robin A. Melvin†	$3,688	$52,000	(30)
Burton N. Wallack	$ 8,960	$51,500	(30)

Total Compensation
	Aggregate	From the Fund and
Name of Board	Compensation	Fund Complex
Member	From the Fund*	Paid to Board Member(**)

John E. Zuccotti†	$4,296	$ 51,500 (30)

*	Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $12,556.

**	Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.

+ Emeritus Board member since May 26, 2007.

  Ms. Melvin and Messrs. Carter, Houmier, Leone, and Zuccotti were elected Board members of the Company effective November 6, 2006. Accordingly, they received no compensation from the Company for periods prior thereto.

Officers of the Fund

PHILLIP N. MAISANO, Executive Vice President since July 2007. Chief Investment Officer, Vice Chair and a director of the Manager, and an officer of 82 investment companies (comprised of 164 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

J. DAVID OFFICER, President since December 2006. Chief Operating Officer, Vice Chair and a Director of the Manager, and an officer of 83 investment companies (comprised of 181 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1, 1998.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 181 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005. Associate General Counsel and Assistant Secretary of the Manager, and an officer of 83 investment companies (comprised of 181 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 181 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 181 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 181 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 181 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 181 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 181 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001. Director-Mutual Fund Accounting of the Manager, and an officer of 83 investment companies (comprised of 181 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

GAVIN C. REILLY, Assistant Treasurer since December 2005. Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 83 investment companies (comprised of 181 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003. Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 83 investment companies (comprised of 181 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007. Senior Accounting Manager – Equity Funds of the Manager, and an officer of 83 investment companies (comprised of

181 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer August 2005. Senior Accounting Manager – Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 181 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 79 investment companies (comprised of 177 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004. Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (83 investment companies, comprised of 181 portfolios). From November 2001 through March

2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

     The address of each Board member and officer of the Fund is 200 Park Avenue, New York, New York 10166.

     The Fund’s Board members and officers, as a group, owned less than 1% of the Fund’s voting securities outstanding on September 7, 2007.

     As of September 7, 2007 the following shareholder was known by the Fund to own of record 5% or more of the outstanding voting securities of the Fund: Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104-4151 (6.642%) and National Financial Services, 82 Devonshire Street, Boston, MA 02109-3605 (7.446%).

MANAGEMENT ARRANGEMENTS

     The Manager is a wholly-owned subsidiary of The Bank of New York Mellon Corporation (" BNY Mellon "), a global financial services company focused on helping clients move and manage their financial assets, operating in 37 countries and serving more than 100 markets. The company is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing superior asset and wealth management, asset servicing, issuer services through a worldwide client-focused team.

The Manager provides management services pursuant to a Management Agreement (the

“Agreement”) between the Fund and the Manager. The Agreement is subject to annual approval by (i) the Fund’s Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, on 60 days’ notice, by the Fund’s Board or by vote of the holders of a majority of the Fund’s outstanding voting shares, or, upon not less than 90 days’ notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of the Manager: Jonathan Little, Chair of the Board; Thomas F. Eggers, President, Chief Executive Officer and a director; Jonathan Baum, Vice Chair – Distribution and a director; J. Charles Cardona, Vice Chair and a director; Diane P. Durnin, Vice Chair and a director; Phillip N. Maisano, Chief Investment Officer, Vice Chair and a director; J. David Officer, Chief Operating Officer, Vice Chair and a director ; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Jill Gill, Vice President-Human Resources; Anthony Mayo, Vice President-Information Systems; Theodore A. Schachar, Vice President-Tax; Alex G. Sciulli, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Assistant Secretary; and Ronald P. O’Hanley III, director.

     The Fund, the Manager and the Distributor each have adopted a Code of Ethics, that permits its personnel, subject to the Code of Ethics, to invest in securities that may be purchased or help by the Fund. The Manager’s Code of Ethics subjects its employees’ personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of BNY Mellon’s Investment Ethics Committee (the “Committee”). Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

     The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager’s own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities dealers (“Selected Dealers”) and other industry professionals (collectively, “Service Agents”) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining corporate existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders’ reports and corporate meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders and any extraordinary expenses. In addition, each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. Shares of each Class are subject to an annual shareholder services fee, and Class B and Class C shares are subject to an annual distribution fee. See “Distribution Plan and Shareholder Services Plans.”

     As compensation for the Manager’s services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.60% of the value of the Fund’s average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to investors. The management fees paid to the Manager for the fiscal years ended May 31, 2005, 2006, and 2007 amounted to $7,177,897, $7,779,457, and $7,458,292, respectively; however, such amounts were reduced by $5,817 and $29,620 in fiscal 2005 and 2006 respectively, pursuant to an undertaking by the Manager then in effect, which resulted in a net management fee paid by the Manager of $7,172,080, for fiscal 2005 and $7,749,837, for fiscal 2006.

     The Manager has agreed that if, in any fiscal year, the aggregate expenses of Class Z shares of the Fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of the Fund’s average net assets attributable to Class Z shares for the fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense with respect to Class Z of the Fund. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund’s net assets increases.

     Portfolio Managers. The Manager manages the Fund’s portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund’s Board members. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund’s Board to execute purchases and sales of securities. The Fund’s portfolio managers are: Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Colleen Meehan, W. Michael Petty, Bill Vasiliou, James Welch and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

Portfolio Manager Compensation. Portfolio manager compensation is comprised primarily of a market-based salary and an incentive compensation plan. The Fund’s portfolio managers are compensated by Dreyfus or its affiliates and not by the Fund. The incentive compensation plan is comprised of three components: Fund performance (approximately 60%), individual qualitative performance (approximately 20%) and Dreyfus financial performance as measured by

Dreyfus’ pre-tax net income (approximately 20%). Up to 10% of the incentive plan compensation may be paid in BNY Mellon restricted stock.

Portfolio performance is measured by a combination of yield (35%) and total return (65%) relative to the appropriate Lipper peer group. 1-year performance in each category is weighted at 40% and 3-year performance at 60%. The portfolio manager’s performance is measured on either a straight average (each account weighted equally) or a combination of straight average and asset-weighted average. Generally, if the asset-weighted average is higher, then that is used to measure performance. If the straight average is higher, then typically an average of the two is used to measure performance.

     Individual qualitative performance is based on Dreyfus’ Chief Investment Officer’s evaluation of the portfolio manager’s performance based on any combination of the following: marketing contributions; new product development; performance on special assignments; people development; methodology enhancements; fund growth/gain in market; and support to colleagues. The Chief Investment Officer may consider additional factors at his discretion.

     Portfolio managers are also eligible for Dreyfus’ Long Term Incentive Plan. Under that plan, cash and/or BNY Mellon restricted stock is awarded at the discretion of the Chief Investment Officer based on individual performance and contributions to the Investment Management Department and the BNY Mellon organization.

Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by the Fund’s primary portfolio manager and assets under management in those accounts as of the end of the Fund’s fiscal year:

	Registered
	Investment
Portfolio	Company	Assets	Pooled	Assets	Other	Assets
Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed

Joseph P. Darcy	5	$4.7 Billion	None	$0	None	$0

None of the funds or accounts are subject to a performance-based advisory fee.

The dollar range of Fund shares beneficially owned by the primary portfolio manager are as follows as of the end of the Fund’s fiscal year:
Dollar Range of Fund Shares
Portfolio Manager	Fund Name	Beneficially Owned

Joseph P. Darcy	Dreyfus Premier California Tax Exempt	None
Bond Fund, Inc.

     Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

     Potential conflicts of interest may arise because of Dreyfus’ management of the Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase increase Dreyfus’ overall allocation of securities in that offering, or to increase Dreyfus’ ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

     Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Dreyfus’ goal is to provide high quality investment services to all of its clients, while meeting Dreyfus’ fiduciary obligation to treat all clients fairly. Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

     Distributor. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as the Fund’s distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds, Mellon Funds Trust and the Mellon Institutional Funds. Before June 30, 2007, the Distributor was know as “Dreyfus Service Corporation.”

     The Distributor compensates Service Agents for selling Class A shares subject to a contingent deferred sales charge (“CDSC”), and Class C shares at the time of purchase from its own assets. The Distributor also compensated certain Service Agents for selling Class B shares at the time of purchase from its own assets when the Fund offered Class B shares; the Fund no longer offers Class B shares except in connection with dividend reinvestment and permitted exchanges. The proceeds of the CDSC and fees pursuant to the Fund’s Distribution Plan (described below), in part, are used to defray the expenses incurred by the Distributor in connection with the sale of the applicable Class of Funds shares. The Distributor also may act as a Service Agent and retain sales loads and CDSCs and Distribution Plan fees. For purchases of Class A shares subject to a CDSC, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the amount invested. The Distributor generally will pay Service Agents 1% on new investments of Class C shares made through such Service Agents, and generally paid Service Agents 4% on new investments of Class B shares made through such Service Agents, of the net asset value of such shares purchased by their clients. With respect to Class B shares of the Fund subject to a CDSC or Distribution Plan issued to shareholders in exchange for shares originally issued by a series of The Bear Stearns Funds (the “Acquired Fund”), the proceeds of any CDSC and fees pursuant to the Distribution Plan are payable to the Acquired Fund’s former distributor to defray the expenses it incurred in connection with the sale of such shares when originally issued by the Acquired Fund.

     The amounts retained on the sale of Fund shares by the Distributor from sales loads and from CDSCs, as applicable, with respect to each Fund’s Class A, Class B, Class C and Class Z shares are set forth below:

				Fiscal Year Ended May 31,

	Class	2007	2006	2005

	Class A	$43,937	$12,079	$3,955

	Class B	$8,906	$10,168	$15,759
Class C		$2,962	$245	$64
	Class Z	-	$8,774	$5,168

The Manager or the Distributor may provide cash payments out of its own resources to financial intermediaries that sell shares of the Fund or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the Fund to those intermediaries. Because those payments are not made by you or the fund, the fund’s total expense ration will not be affected by any such payment. These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid from the Manager’s or the Distributor’s own resources to Service Agents for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” From time to time, the Manager or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets, or other entertainment; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended. In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of the Fund to you. Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the

“Transfer Agent”), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York,

New York 10166, is the Fund’s transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

     The Bank of New York (the “Custodian”), One Wall Street, New York, New York 10286, is the Fund’s custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund’s securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund’s assets held in custody and receives certain securities transactions charges.

HOW TO BUY SHARES

     General. Fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor. Class A and Class C shares of the Fund may be purchased only by clients of Service Agents, including through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent. You will be charged a fee if an investment check is returned unpayable.

     Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.

     The Fund reserves the right to reject any purchase order. The Fund will not establish an account for a “foreign financial institution,” as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, future commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, future commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchange or money transmitter.

     As of June 1, 2006 (the “Effective Date”), Class B shares of the Fund are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other funds advised by Dreyfus or by Founders Asset Management LLC (“Founders”), an indirect subsidiary of Dreyfus, or shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. held in an Exchange Account (as defined under “Shareholder Services – Fund Exchanges”) as a result of a previous exchange of Class B shares. No new or subsequent investments, including through automatic investment plans, are allowed in Class B shares of the Fund, except through dividend reinvestment or permitted exchanges. If you hold Class B shares and make a subsequent investment in Fund shares, unless you specify the Class of shares you wish to purchase, such subsequent investment will be made in Class A shares and will be subject to any applicable sales load. For Class B shares outstanding on the Effective Date and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated CDSC schedules, conversion to Class A features and Distribution Plan and Shareholder Services Plan fees, will continue in effect.

     Class Z shares are offered only to shareholders of the Fund with Fund accounts that existed on the date the Fund’s shares were classified as Class Z and continue to exist at the time of purchase, and to shareholders who received Class Z shares in exchange for their shares of General California Municipal Bond Fund, Inc. or Dreyfus California Municipal Income, Inc. as a result of the reorganization of such funds. In addition, certain broker-dealers and other financial institutions maintaining accounts with the Fund on the date the Fund’s shares were classified as Class Z (or with General California Municipal Bond Fund, Inc. at the time of the reorganization of such fund) may open new accounts in Class Z of the Fund on behalf of qualified retirement plans and “wrap accounts” or similar programs. Class Z shares generally are not available for new accounts.

     When purchasing Fund shares, you must specify which Class is being purchased. Your Service Agent can help you choose the share class that is appropriate for your investment. The decision as to which Class of shares is most beneficial to you depends on a number of factors, including the amount and the intended length of your investment in the Fund. Please refer to the Fund’s Prospectus for a further discussion of those factors.

     In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

     Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund’s Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard. As discussed under “Management Arrangements – Distributor,” Service Agents may receive revenue sharing payments from the Manager or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of the Fund instead of other mutual funds where such payments are not received. Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

     The minimum initial investment is $1,000. Subsequent investments must be at least $100. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Fund’s Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

     The minimum initial investment through an exchange for Class B shares of the Fund is $1,000. Subsequent exchanges for Class B shares of the Fund must be at least $500.

     Class A and C shares of the Fund also are offered through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, described under “Shareholder Services.” These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals.

You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect you against loss in a declining market.

     Fund shares are sold on a continuous basis. Net asset value per share of each Class is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for regular business. For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Fund’s net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. For information regarding the methods employed in valuing the Fund’s investments, see “Determination of Net Asset Value.”

     If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on a regular business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next regular business day, except where shares are purchased through a dealer as provided below.

     Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on a regular business day and transmitted to the Distributor or its designee by the close of such business day (usually 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer’s responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

     Class A Shares. The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:

	Total Sales Load*

	As a % of	As a % of	Dealers’
	offering price	net asset value	reallowance as a %
Amount of Transaction	per share	per share	of offering price

Less than $50,000	4.50	4.70	4.25
$50,000 to less than $100,000	4.00	4.20	3.75
$100,000 to less than $250,000	3.00	3.10	2.75
$250,000 to less than $500,000	2.50	2.60	2.25
$500,000 to less than $1,000,000	2.00	2.00	1.75
$1,000,000 or more	-0-	-0-	-0-

* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

     Class A shares purchased without an initial sales charge as part of an investment of $1,000,000 or more will be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an up-front commission of up to 1% of the net asset value of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. See “Management

Arrangements-Distributor.”

     The scale of sales loads applies to purchases of Class A shares made by any “purchaser,” which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

     Set forth below is an example of the method of computing the offering price of the Fund’s Class A shares. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Fund’s shares on May 31, 2007:

NET ASSET VALUE per Share	$14.72
Per Share Sales Charge - 4.5%
of offering price (4.7% of
net asset value per share)	$ .69
Per Share Offering Price to
the Public	$15.41

     Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value without a sales load, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund’s Board, or the spouse or minor child of any of the foregoing.

     Class A shares may be purchased at net asset value without a sales load through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a “wrap account” or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

     Class A shares also may be purchased at net asset value without a sales load, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

Class A shares may be purchased at net asset value without a sales load by qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse of minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the Fund, or a Founders-managed fund since on or before February 28, 2006.

Class A shares may be purchased at a net asset value without a sales load with the cash proceeds from an investor’s exercise of employment-related stock options, whether invested in the Fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the Fund or Dreyfus-managed money market fund, the investor and the investor’s spouse or minor children become eligible to purchase Class A shares of the Fund at net asset value, whether or not the proceeds of the employment-related stock options.

Class A shares may be purchased at net asset value without a sales load by members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

     Dealer Reallowance – Class A Shares. The dealer reallowance provided with respect to Class A shares may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised by the Manager, which are sold with a sales load, such as Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares. See “Management Arrangements-Distributor.”

     Class B Shares. Class B shares of the Fund are offered only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds. The public offering price for such Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of dividend reinvestment or exchange. A CDSC is imposed on certain redemptions of Class B shares as described in the Fund’s Prospectus and in this Statement of Additional Information under “How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares.”

     Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class. Class B shares of the Fund that have been acquired through the reinvestment of the Fund’s dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder’s Class B shares converting to Class A shares bears to the total Class B shares held by the shareholder, excluding shares acquired through the reinvestment of the Fund’s dividends and distributions.

     Class B shares of the Fund acquired by shareholders in exchange for Class B shares originally issued by the Acquired Fund before December 1, 2003 are subject to different CDSC and conversion to Class A schedules. See “How to Redeem Shares—Contingent Deferred Sales Charge—Class B Shares.”

     Class C Shares. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See “How to Redeem Shares – Contingent Deferred Sales Charge – Class C Shares.”

     Class Z Shares. The public offering price for Class Z shares is the net asset value per share of that Class.

     Right of Accumulation — Class A Shares. Reduced sales loads apply to any purchase of Class A shares by you and any related “purchaser” as defined above, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold shares of the Fund or shares of certain other funds advised by the Manager or Founders Asset Management LLC (“Founders”), an indirect subsidiary of the Manager, that are subject to a front-end sales load or CDSC, or shares acquired by a previous exchange of such shares (hereinafter referred to as “Eligible Funds”), or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of the Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.0% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

     To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

     Using Federal Funds. The Transfer Agent or the Fund may attempt to notify you upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into immediately available funds (“Federal Funds”) and may attempt to arrange for a better means of transmitting the money. If you are a customer of a Selected Dealer and your order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on your behalf, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of your order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by you with sufficient Federal Funds or a cash balance in your brokerage account with a Selected Dealer will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

     Dreyfus TeleTransfer Privilege. You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House (“ACH”) member may be so designated.

     Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day that the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the public offering price determined on that day. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the public offering price determined on the next business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See “How to Redeem Shares--Dreyfus TeleTransfer Privilege.”

     Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLANS

     Class B and Class C shares are subject to a Distribution Plan, and Class A, Class B, Class C and Class Z shares are subject to a Shareholder Services Plan.

     Distribution Plan. Rule 12b-1 (the “Rule”), adopted by the Securities and Exchange Commission under the 1940 Act, provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund’s Board has adopted such a plan (the “Distribution Plan”) with respect to the Fund’s Class B and Class C shares, pursuant to which the Fund pays the Distributor for distributing each such Class of shares a fee at the annual rate of 0.50% of the value of the average daily net assets of Class B and 0.75% of the average daily net assets of Class C. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. The Fund’s Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and holders of Class B and Class C shares.

     A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Class B or Class C shares may bear for distribution pursuant to the Distribution Plan without the approval of such shareholders and that other material amendments of the Distribution Plan must be approved by the Board, and by the Board members who are not “interested persons” (as defined in the 1940 Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Distribution Plan, or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to each of Class B and Class C, the Distribution Plan may be terminated at any time (i) by vote of a majority of the Board members who are not “interested persons” and have no direct or indirect financial interest in the operation of the Distribution Plan, or in any agreements entered into in connection with the Distribution Plan or (ii) by vote of the holders of a majority of such Class.

     For the fiscal year ended May 31, 2007, the Fund paid the Distributor $29,685 and $28,984 with respect to Class B and Class C shares, respectively, pursuant to the Distribution Plan.

     Shareholder Services Plans. The Fund has adopted separate Shareholder Services Plans, pursuant to which the Fund (i) pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares a fee at the annual rate of 0.25% of the value of the average daily net assets of each such Class, and (ii) reimburses the Distributor for certain allocated expenses of providing personal services and/or maintaining shareholder accounts with respect to Class Z shares an amount not to exceed an annual rate of 0.25% of the value of the average daily net assets of Class Z. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, with respect to Class A, Class B and Class C, the Distributor may make payments to certain Service Agents in respect of these services.

     A quarterly report of the amounts expended under each Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, each Shareholder Services Plan provides that material amendments must be approved by the Fund’s Board, and by the Board members who are not “interested persons” (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan, or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. Each Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not “interested persons” and have no direct or indirect financial interest in the operation of the Shareholder Services Plan, or in any agreements entered into in connection with the Shareholder Services Plan.

     For the fiscal year ended May 31, 2007, the Fund paid the Distributor $ 214,736, $14,843, $9,661, and $464,000 with respect to Class A, Class B, Class C, and Class Z shares, respectively, pursuant to the Shareholder Services Plan.

HOW TO REDEEM SHARES

     General. If you hold more than one Class of Fund shares, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

     The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset BuilderR and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

     Redemption Fee – Class Z Shares. The Fund will deduct a redemption fee equal to 0.10% of the net asset value of Class Z shares redeemed (including redemptions through the use of the Fund Exchanges service) less than 30 days following the issuance of such Class Z shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund. For the fiscal year ended May 31, 2007, the Fund retained $0 in redemption fees with respect to Class Z.

     Subject to the exceptions described in the Prospectus, shares purchased on or after March 1, 2007, and held for less than the holding period specified in the Fund’s Prospectus, will be subject to the fund’s redemption fee, whether held directly in your name or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party. If you hold your shares through an intermediary’s omnibus account, the intermediary is responsible for imposing the fee and remitting the fee to the Fund.

The redemption fee will be charged and retained by the Fund on shares sold before the end of the required holding period. The Fund will use the “first-in, first-out” method to determine the holding period for the shares sold. Under this method, shares held the longest will be redeemed or exchanged first. The holding period commences on the day after your purchase order is effective. For example, the holding period for shares purchased on April 10 (trade date) begins on April 11 and ends 29 days later on May 9. Thus, if you redeemed these shares on May 9, you would be assessed the fee, but you would not be assessed the fee if you redeemed on or after May 10.

The redemption fee generally is collected by deduction from the redemption proceeds, but may be imposed by billing you if the fee is not imposed as part of the redemption transaction.

The Fund may postpone the effective date of the assessment of the redemption fee on the underlying shareholder accounts within an omnibus account if an intermediary is unable to collect the Fund’s redemption fee.

The Fund may impose the redemption fee at the plan level for employee benefit plans that hold shares on behalf of a limited number of employees. Plan sponsors of such benefit plans that opt to impose redemption fees at the employee account level, rather than the plan level, must enter into agreements with Dreyfus that obligate the sponsor to collect and remit redemption fees at the employee level and to provide to the Fund, at its request, shareholder identity and transaction information.

     The Prospectus contains information on transactions for which the redemption fee is waived. The Fund reserves the right to exempt additional transactions from the fee.

     Contingent Deferred Sales Charge--Class B Shares. A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares of the Fund redeemed does not exceed (i) the current net asset value of the Class B shares of the Fund acquired through reinvestment of Fund dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares of the Fund held by you at the time of redemption.

     If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Fund’s performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

     In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

     The following table sets forth the rates of the CDSC and the conversion to Class A schedule for Class B shares, except for certain Class B shares issued in exchange for shares originally issued by the Acquired Fund described below:

CDSC as a % of
Year Since	Amount Invested or
Purchase Payment	Redemption Proceeds
Was Made	(whichever is less)

First	4.00
Second	4.00
Third	3.00
Fourth	3.00
Fifth	2.00
Sixth	1.00*

* These Class B shares will automatically covert into Class A shares approximately six years after the date of purchase.

     The following table sets forth the rates of the CDSC payable to the Acquired Fund’s former distributor and the conversion to Class A schedule for Class B shares of the Fund issued in exchange for Class B shares originally issued by the Acquired Fund before December 1, 2003:

CDSC as a % of Amount
Year Since	Invested or Redemption
Purchase Payment	Proceeds
Was Made	(whichever is less)
First …………………………………………….….	5.00
Second …………………………………………….	4.00
Third ………………………………………………	3.00
Fourth ……………………………………………	3.00
Fifth ……………………………………………….	2.00
Sixth ………………………………………………	1.00
Seventh…………………………………………….	0.00
Eighth………………………………………………	0.00**

** These Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the initial purchase of the Class B shares of the Acquired Fund (applies to such Class B shares originally issued by the Acquired Fund before December 1, 2003).

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing Class B shares of the Fund acquired pursuant to the reinvestment of Fund dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years (eight years for certain shares issued in exchange for shares originally issued by the Acquired Fund); and finally, of amounts representing the cost of shares held for the longest period.

     For example, assume an investor purchased 100 shares of the Fund at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional Fund shares through the reinvestment of Fund dividends. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor’s shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

Contingent Deferred Sales Charge--Class C Shares. A CDSC of 1% payable to theDistributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See “Contingent Deferred Sales Charge--Class B Shares” above.

     Waiver of CDSC. The CDSC will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in qualified or non-qualified employee benefit plans or other programs, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70½ in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Fund’s Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund’s Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

     To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

     Checkwriting Privilege--Class A and Class Z Only. The Fund provides redemption checks (“Checks”) to investors in Class A and Class Z shares automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable “No” box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional Class A or Class Z shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

     You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

     Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the Class A or Class Z shares in your account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

     The Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

     Redemption Through a Selected Dealer. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See “How to Buy Shares” for a discussion of additional conditions or fees that may be imposed upon redemption.

     In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (usually 5:15 p.m., Eastern time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

     Reinvestment Privilege. Upon written request, you may reinvest up to the number of Class A or Class B shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, with respect to Class B shares, or Class A shares if such shares were subject to a CDSC, your account will be credited with an amount equal to CDSC previously paid upon redemption of the Class A or Class B shares reinvested. The Reinvestment Privilege may be exercised only once.

     Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under “Stock Certificates; Signatures.”

     Dreyfus TeleTransfer Privilege. You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. See “How to Buy Shares--Dreyfus TeleTransfer Privilege.”

     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. A fee may be imposed to replace lost or stolen certificates, or certificates that were never received. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”) and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and “Signature-Guaranteed” must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians and may accept other suitable verification arrangements from foreign investors, such as consular verification.

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund’s Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund’s portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund’s shareholders.

SHAREHOLDER SERVICES

     Fund Exchanges. Clients of certain Service Agents may purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in your state of residence. With respect to Class Z shares, the Fund will deduct a redemption fee equal to 0.10% of the net asset value of Class Z shares exchanged out of the Fund where the exchange is made less than 30 days after the issuance of such Class Z shares. Shares of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A.	Exchanges for shares of funds offered without a sales load will be made without a sales load.

B.	Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D.	Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as “Purchased Shares”) may be exchanged for shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E.	Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

     To accomplish an exchange under item D above, you or your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of such Class A shares and your account number.

     As of the Effective Date, you also may exchange your Class B shares for Class B shares of General Money Market Fund, Inc. (the “General Fund”), a money market fund advised by the Manager. The shares so purchased will be held in a special account created solely for this purpose (“Exchange Account”). Exchanges of shares from an Exchange Account only can be made into Class B shares of funds in the Dreyfus Premier Family of Funds or certain funds advised by Founders. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account. Upon redemption, the applicable CDSC will be calculated, taking into account the time such shares were held in the General Fund’s Exchange Account. In addition, the time Class B shares are held in the General Fund’s Exchange Account will be taken into account for purposes of calculating when such shares convert to Class A shares. If your Class B shares are held in the General Fund’s Exchange Account at the time such shares are scheduled to convert to Class A shares, you will receive Class A shares of the General Fund. Prior to the Effective Date, shareholders were permitted to exchange their Class B shares for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (“Worldwide Dollar Fund”), and such shares were held in an Exchange Account. Shareholders who held shares of Worldwide Dollar Fund in an Exchange Account on the Effective Date may continue to hold those shares and upon redemption from the Exchange Account or other applicable fund account, the applicable CDSC and conversion to Class A schedule will be calculated, except for Fund shares issued in exchange for shares originally issued by the Acquired Fund, without regard to the time such shares were held in Worldwide Dollar Fund’s Exchange Account; for Fund shares issued in exchange for shares originally issued by the Acquired Fund, the applicable CDSC and conversion to Class A schedule will be calculated taking into account the time such shares were held in the Worldwide Dollar Fund’s Exchange Account. Exchanges of shares from an Exchange Account in Worldwide Dollar Fund only can be made into Class B shares of funds in the Dreyfus Premier Family of Funds, certain funds advised by Founders or the General Fund. See “How to Redeem Shares.” Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Automatic Withdrawal Plan, as described below.

     To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all shareholders automatically, unless you check the applicable “No” box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days’ written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

     During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder (including, for Class B shares, Class B shares of the General Fund held in an Exchange Account). This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under “Fund Exchanges.” Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611 (holders of Class Z shares should call 1-800-645-6561), or visiting www.dreyfus.com. Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. The Fund reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Dreyfus-Automatic Asset Builder®. Dreyfus-Automatic Asset Builder permits you to purchase Class A, C or Z shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

     Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Class A, C or Z shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans’, military or other payments from the U.S. Government automatically deposited into your Fund account.

     Dreyfus Payroll Savings Plan—Class Z Only. Dreyfus Payroll Savings Plan permits you to purchase Class Z shares (minimum $100 per transaction) automatically on a regular basis. Depending upon your employer’s direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period.

     Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from Class A, C, or Z shares of the Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A.	Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B.	Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.	Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     No CDSC with respect to Class B (including Class B shares held in an Exchange Account) or Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B and Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

     Letter of Intent--Class A Shares. By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of shares of Eligible Funds purchased by you and any related “purchaser” (as defined above) in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. Shares of any Eligible Fund purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-554-4611.

     Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. When you fulfill the terms of the Letter of Intent by purchasing the specified amount, the escrowed amount will be released and additional shares representing such amount credited to your account. If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.

DETERMINATION OF NET ASSET VALUE

     Valuation of Portfolio Securities. The Fund’s investments are valued each business day by an independent pricing service (the “Service”) approved by the Fund’s Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other investments is determined by the Service based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service’s procedures are reviewed under the general supervision of the Fund’s Board. If valuations for investments (received from the Service or otherwise) are not readily available, or are determined not to reflect accurately fair value, the Fund may value those investments at fair value as determined in accordance with the procedures approved by the Fund’s Board. Fair value of investments may be done by the Fund’s Board, its pricing committee or its valuation committee in good faith using such information deemed appropriate under the circumstances. The factors that may be considered in fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased or sold, and public trading of similar securities of the issuers or comparable issuers. Using fair value to price investments may result in a value that is different from a security’s most recent price and from prices used by other mutual funds to calculate their net asset values. Expenses and fees, including the management fee (reduced by the expense limitation, if any) and fees pursuant to the Shareholder Services Plan and pursuant to the Distribution Plan, with respect to Class B and Class C shares only, are accrued daily and are taken into account for the purpose of determining the net asset value of the relevant Class of shares. Because of the differences in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     Management believes that the Fund has qualified for treatment as a “regulated investment company” under the Code for the fiscal year ended May 31, 2007. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must distribute to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains), and must meet certain asset diversification and other requirements. If the Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

     The Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for regular business. Fund shares begin earning dividends on the day Federal Funds are received by the Transfer Agent. If a purchase order is not accompanied by remittance in Federal Funds, there may be a delay between the time the purchase order becomes effective and the time the shares purchased start earning dividends. If your payment is not made in Federal Funds, it must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve system may take considerably longer to convert into Federal Funds. The Fund’s earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

     If you elect to receive dividends and distributions in cash and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s total assets consists of Federal tax exempt obligations, the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his or her shares.

     If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s total assets consists of obligations which, when held by an individual, the interest therefrom is exempt from California personal income tax, and if the Fund qualifies as a management company under the California Revenue and Taxation Code, the Fund will be qualified to pay dividends to its shareholders that are exempt from California personal income tax (but not from California franchise tax). However, the total amount of California exempt-interest dividends paid by the Fund to a non-corporate shareholder with respect to any taxable year cannot exceed such shareholder’s pro rata share of interest received by the Fund during such year that is exempt from California taxation less any expenses and expenditures deemed to have been paid from such interest. In addition, California tax law does not consider any portion of the exempt-interest dividends paid an item of tax preference for the purposes of computing the California alternative minimum tax.

     Any dividend or distribution paid shortly after an investor‘s purchase of Fund shares may have the effect of reducing the aggregate net asset value of the shares below the cost of investment. Such a dividend or distribution would be a return of capital in an economic sense, although taxable as described in the Prospectus. In addition, the Code provides that if a shareholder holds Fund shares for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income. In addition, all or a portion of the gain realized from engaging in “conversion transactions” (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

     Gain or loss, if any, realized by the Fund from certain financial futures and options transactions (“Section 1256 contracts”) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of the Fund’s taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized as described above.

     Offsetting positions held by the Fund involving certain futures or forward contracts or options transactions with respect to actively traded personal property may constitute “straddles.” To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute “mixed straddles.” The Fund may make one or more elections with respect to the treatment of “mixed straddles,” resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

     If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests (“appreciated financial positions”) and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

     Investment by the Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, such as zero coupon, pay-in-kind or step-up securities could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payment. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In that case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

     Federal regulations require that you provide a certified taxpayer identification number (“TIN”) upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.

PORTFOLIO TRANSACTIONS

     General. The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages. In cases where the Manager employs a sub-adviser, the sub-adviser, under the supervision of the Manager, places orders on behalf of the applicable fund(s) for the purchase and sale of portfolio securities.

     Certain funds are managed by dual employees of the Manager and an affiliated entity in the Mellon organization. Funds managed by dual employees use the research and trading facilities, and are subject to the internal policies and procedures, of the affiliated entity. In this regard, the Manager places orders on behalf of those funds for the purchase and sale of securities through the trading desk of the affiliated entity, applying the written trade allocation procedures of such affiliate.

     The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) and in a manner deemed fair and reasonable to shareholders. The primary consideration in placing portfolio transactions is prompt execution of orders at the most favorable net price. In choosing brokers or dealers, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) evaluates the ability of the broker or dealer to execute the particular transaction (taking into account the market for the security and the size of the order) at the best combination of price and quality of execution.

     In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) attempts to obtain best execution for the funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the measured quality and efficiency of the broker’s or dealer’s execution; (v) the broker’s or dealer’s willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker’s or dealer’s financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

     With respect to the receipt of research, the brokers or dealers selected may include those that supplement the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) research facilities with statistical data, investment information, economic facts and opinions. Such information may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in serving funds or accounts that it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in carrying out its obligations to the funds. Information so received is in addition to, and not in lieu of, services required to be performed by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate), and the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) normal independent research activities, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     Under the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) procedures, portfolio managers and their corresponding trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. As noted above, certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions, provided that the primary consideration of best execution is met. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the completed securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

     Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) will not be deterred from changing a Fund’s investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and any short-term gains realized from these transactions are taxable to shareholders as ordinary income. For the fiscal year ended May 31, 2007, the Fund’s rate of portfolio turnover was 43.68%.

     To the extent that a fund invests in foreign securities, certain of a fund’s transactions in those securities may not benefit from the negotiated commission rates available to a fund for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission. For the fiscal year ended May 31, 2007, the Fund paid $0 in brokerage commissions.

     The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may deem it appropriate for one of its accounts to sell a security while another of its accounts is purchasing the same security. Under such circumstances, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may arrange to have the purchase and sale transactions effected directly between its accounts (“cross transactions”). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

     Portfolio securities ordinarily are purchased from and sold to parties acting either as principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

     When transactions are executed in the over-the-counter market (i.e., with dealers), the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) will typically deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

     Disclosure of Portfolio Holdings. It is the policy of the Fund to the protect the confidentiality of the Fund’s portfolio holdings and prevent the selective disclosure of non-public information about such holdings. The Fund will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. The Fund will publicly disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com. The information will be posted with a one-month lag and will remain accessible until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the Fund will publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter.

If the Fund’s portfolio holdings are released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for doing so, and neither the Fund,

nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund’s portfolio holdings. The Fund may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor’s, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research, provided that (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling Fund shares or Fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

     The Fund may also disclose any and all portfolio holdings information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on nonpublic information, imposed by law and/or contract. These service providers include the Fund’s custodians, auditors, investment adviser, administrator, and each of their respective affiliates and advisers.

     Disclosure of the Fund’s portfolio holdings may be authorized only by the Fund’s Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Fund’s Board.

INFORMATION ABOUT THE FUND

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and nonassessable. Shares have no preemptive or subscription rights and are freely transferable.

     In October 2004, the Fund changed its name from “Dreyfus California Tax Exempt Bond Fund, Inc.” to its current name, renamed its existing shares “Class Z shares,” and commenced offering Class A, Class B and Class C shares.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund’s outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

     The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund’s performance and its shareholders. If Fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor’s exchange privilege, with or without prior notice. Such investors also may be barred from purchasing shares of other funds in the Dreyfus Family of Funds. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests for Fund shares by any person or group if, in the judgment of the Fund’s management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund. If an exchange request is refused, the Fund will take no other action with respect to the Fund shares until it receives further instructions from the investor. While the Fund will take reasonable steps to prevent excessive short-term trading deemed to be harmful to the Fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

The Fund sends annual and semi-annual financial statements to all its shareholders.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund’s Prospectus.

     Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, have been selected to serve as the independent registered public accounting firm for the Fund.

APPENDIX A

RISK FACTORS—INVESTING IN CALIFORNIA MUNICIPAL BONDS

     The following information is a summary of special factors affecting investments in California Municipal bonds. It does not purport to be a complete description and is based on information drawn from official statements relating to securities offerings of the State of California (the "State") available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

General Information

     Economy. California's economy, the nation's largest and one of the largest in the world, has major sectors in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California's economy slipped into a recession, concentrated in the State's high-tech sector. The economy has since recovered, with

887,100 jobs gained between July 2003 and March 2007 compared with 362,000 jobs lost between January 2001 and July 2003. Current forecasts project that economic growth will be modest in the first half of 2007, and unemployment could increase slightly. The second half of 2007 is expected to bring modestly better growth as the State housing sector downturn begins to abate.

     Broad measures of the national and California economies, such as inflation-adjusted gross domestic product and California personal income and taxable sales, posted solid gains in 2005. Personal income grew by 6.1% in 2006, somewhat stronger than in 2005. Growth in taxable sales, however, fell to 3.9% in 2006, down from 7.4% in 2005. Consumer spending grew by 3.8% and government spending grew by 1% in the national economy during the first quarter of 2007, but fixed investment and net exports fell and businesses reduced their inventories.

     Population and Labor Force. The State's July 1, 2006 population of about 37.4 million represented over 12% of the total United States population. California's population is concentrated in metropolitan areas. As of the 2000 census, 97% resided in the 25 major metropolitan statistical areas in the State. As of July 1, 2006, the 5-county Los Angeles area accounted for 49% of the State's population, with over 18 million residents, and the 11-county San Francisco Bay Area represented 21%, with a population of nearly 8 million.

     The State 's unemployment rate averaged 4.9%

in 2006 and was 4.8% in each of the first three months of 2007, before increasing to 5.1% in April.

Recent Developments

     On January 10, 2007, Governor Schwarzenegger released the 2007-08 Governor's Budget proposal (the "2007-08 Proposed Budget"), which contained revenue estimates for Fiscal Years 2006-07 and 2007-08, and the Governor's proposed spending plan for Fiscal Year 2007-08. The 2007-08 Proposed Budget projected General Fund revenues and transfers for Fiscal Year 2007-08 of $101.3 billion, an increase of 7.1% from the prior year, and expenditures of $103.1 billion, an increase of 1%, with the difference made up from the prior year's available reserves. The 2007-08 Proposed Budget projected budget reserves at June 30, 2008 of $2.1 billion.

     On May 14, 2007, Governor Schwarzenegger released the May revision to the 2007-08 Proposed Budget (the "2007-08 May Revision"), which contained updated revenues estimates and spending plans for Fiscal Year 2007-08 based on revised economic forecasts. Under the 2007-08 May Revision, General Fund revenues are now expected to have increased $1.166 billion in Fiscal Year 2006-07, and to decrease $24 million in Fiscal Year 2007-08. The 2007-08 May Revision projects that the total budgetary reserve will be about $2.2 billion at June 30, 2008.

State Indebtedness and Financing

     The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes ("RANs") and revenue anticipation warrants ("RAWs"), when due.

     General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on such bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of monies in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

     As of May 1, 2007, the State had outstanding approximately $49.84 billion aggregate principal amount of long-term general obligation bonds, of which $38.90 billion was payable primarily from the General Fund, and $10.95 billion was payable from other revenue sources. As of May 1, 2007, there were unused voter authorizations for the future issuance of approximately $70.5 billion of long-term general obligation bonds , some of which may first be issued as commercial paper notes . Of this unissued amount, $4.3 billion is for bonds payable from other revenue sources (of which $485.59 million is authorized for commercial paper notes).

     The State is permitted to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. The State had outstanding $6.74 billion variable rate general obligation bonds, representing about 13.5% of the State's total outstanding general obligation bonds as of May 1, 2007.

     The Legislature approved four bond measures that were approved by voters at the November 2006 general election, including $4.1 billion for flood control and prevention, $10.4 billion for K-12 school modernization and construction ($7.3 billion), and higher education facilities ($3.1 billion), $19.93 billion for transportation improvements, air quality and port security, and $2.85 billion for housing and related programs. An initiative measure including approximately $5.4 billion of bonds for water quality, flood control, parks and similar facilities also was approved. A $9.95 billion bond measure for high speed rail projects was initially deferred until 2008, but may be deferred indefinitely.

     Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issuances, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed outstanding upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the current bank credit agreement, the general obligation commercial paper program may have up to $1.5 billion in total principal and interest commitments at any time.

The State is in the process of increasing the credit agreement to $2.5 billion. As of May 1, 2007, $1.31 billion aggregate principal amount of general obligation commercial paper notes had been issued and were outstanding.

     Lease-Purchase Debt. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had approximately $7.7 billion General Fund-supported lease-purchase obligations outstanding as of May 1, 2007. The State Public Works Board, which is authorized to sell lease revenue bonds, had approximately $3.1 billion authorized and unissued as of May 1, 2007. On May 3, 2007, the Governor authorized issuance of up to $7.4 billion of lease-revenue bonds to finance acquisition, design and construction of new facilities at State prisons and county jails, and for local re-entry facilities.

     Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had approximately $48.4 billion aggregate principal amount of revenue bonds and notes outstanding as of December 31, 2006.

     Pension Obligation Bonds. Pursuant to the California Pension Restructuring Bond Act of 2004 (the “"Restructuring Bond Act"), the State proposes to issue pension obligation bonds to make future contributions to the California Public Employees' Retirement System ("CalPERS "). The payment of the debt service on the bonds would be payable from the General Fund.

     Pursuant to the Restructuring Bond Act, the Pension Obligation Bond Committee (the "POBC") authorized the issuance of bonds to pay a portion of the State's pension obligation for Fiscal Year 2004-05 or a subsequent fiscal year. The POBC initiated a validation action seeking court determination that the bonds will not be in violation of the Constitutional debt limit. The validation action was challenged in court, which prevented the issuance of the pension obligation bonds in time to pay the pension contribution during Fiscal Years 2004-05 or 2005-06. The judge ruled on November 15, 2005 that the bonds were not valid. The POBC appealed and the matter was scheduled for oral argument on June 25, 2007. The State has not included the issuance of pension obligation bonds in 2007-2008 May Revision, but plans to resume sale of the bonds in Fiscal Year 2008-2009.

Economic Recovery Bonds. The California Economic Recovery Bond Act

("Proposition 57") was approved by voters at the Statewide primary election in March 2004. Proposition 57 authorizes the issuance of up to $15 billion of economic recovery bonds ("ERBs") to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a 1/4¢ increase in the State's sales and use tax that started July 1, 2004, but also is secured by the State's full faith and credit because the ERBs were approved by voters as general obligation bonds.

     The State issued $10.896 billion of ERBs, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion during Fiscal Year 2003-04 (of which, approximately $9.2 billion was applied to Fiscal Year 2002-03 expenditures, and approximately $2 billion has been applied to offset Fiscal Year 2004-05 General Fund expenditures). The State may issue the remainder of authorized ERBs at any time in the future , but the 2006-07 Budget Act assumed no ERBs will be issued in Fiscal Year 2006-07.

     All proceeds from the 1/4¢ sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the ERBs are required to be applied to the early retirement of the ERBs. In addition, the following sources of funds are required to be used for early retirement of the ERBs: (i) fifty percent of each annual deposit, up to $5 billion in the aggregate, of future deposits in the BSA, and (ii) all proceeds from the sale of surplus State property. During Fiscal Year 2005-06, $623 million of ERBs were retired early, and the State has announced that as of December 31, 2006, there was approximately $614 million of excess sales tax revenues and proceeds of property sales which will be used to retire ERBs. The 2006 Budget Act included $472 million which was transferred pursuant to Proposition 58 (discussed below) to retire ERBs. The State announced that it would redeem $585 million of ERBs on March 1, 2007, and expected to redeem an additional $508.2 million on July 1, 2007.

     Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued RANs in 19 of the last 20 fiscal years to partially fund timing differences between revenues and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued RAWs, which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any unapplied revenues in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay certain priority payments in the general areas of education, general obligation debt service, State employee wages and benefits and other specified General Fund reimbursements.

     On June 18, 2003, the State issued $10.97 billion of RAWs, which matured and were paid in full on June 16, 2004. The State also issued $3 billion of RANs on October 28, 2003, which matured and were paid in full on June 23, 2004. The State issued $6 billon of RANs on October 6, 2004, which matured on June 30, 2005. The State issued $3 billion of RANs on November 10, 2005, which matured on June 30, 2006, and issued $1.5 billion of RANs on October 3, 2006, which are scheduled to mature on June 29, 2007. The October 2006 issuance was authorized in order to maintain adequate reserves to manage the State's cash flow and was the smallest RAN borrowing since Fiscal Year 2000-01.

     Ratings. After reaching their lowest point in 2003, the ratings of the State's general obligation bonds have been raised by all three rating agencies starting in 2004. S&P has raised the State's general obligation credit rating from "BBB" to "A+." Moody's has raised the rating from "Baa1" to "A1." Fitch has raised the rating from "BBB" to "A+.” " The most recent actions by S&P and Moody's both took place in May 2006 and the latest action by Fitch took place in June, 2006.

State Funds and Expenditures

     The Budget and Appropriations Process. The State's fiscal year begins on July 1 and ends on June 30. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year. Under State law, the annual proposed budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the proposed budget, the Legislature takes up the proposal. The Balanced Budget Amendment ("Proposition 58"), which was approved by voters in March 2004, requires the State to adopt and maintain a balanced budget and establish an additional reserve, and restricts future long-term deficit-related borrowing.

     The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature. Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for K-12 and community college ("K-14") education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations require a simple majority vote. Continuing appropriations, available without regard to fiscal year, also may be provided by statute or the State Constitution.

     The General Fund. The monies of the State are segregated into the General Fund and over 900 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

     The Special Fund for Economic Uncertainties. The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State to the General Fund as necessary to meet cash needs of the General Fund. The State is required to return monies so transferred without payment of interest as soon as there are sufficient monies in the General Fund. At the end of each fiscal year, the State is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund. In certain circumstances, monies in the SFEU may be used in connection with disaster relief. For budgeting and general accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the State is required to add the balance in the SFEU to the balance in the General Fund so as to show the total monies then available for General Fund purposes.

     Inter-Fund Borrowings. Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. If General Fund revenue is or will be exhausted, the State may direct the transfer of all or any part of the monies not needed in special funds to the General Fund. All money so transferred must be returned to the special fund from which it was transferred. As of May 31, 2007, there were $1.6 billion of loans from the SFEU and other internal sources to the General Fund.

     Pension Trusts. The three principal retirement systems in which the State participates are CalPERS, the California State Teachers' Retirement System ("CalSTRS") and the University of California Retirement System ("UCRS"). The State's contribution to CalPERS and UCRS are actuarially determined each year, while the State's contribution to CalSTRS is established by statute.

     CalPERS administers the Public Employment Retirement Fund ("PERF"), which is a multiple-employer defined benefit plan. As of June 30, 2006, employer participants, in addition to the State, included 1,053 school districts and 1,544 other public agencies. As of the same date, PERF had 1,048,895 program members and 441,277 benefit recipients. The payroll for State employees covered by PERF for Fiscal Year

2004-05 was approximately $12.9 billion. Due to investment losses and increased retirement benefits, the State contribution to CalPERS, through the PERF, has increased from $ 1.19 billion in Fiscal Year 2002-03 to an estimated $2.747 billion in Fiscal Year 2007-08.

     CalSTRS administers the Teacher's Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers' Retirement Plan ("STRP"). STRP is a cost-sharing, multi-employer, defined benefit pension plan that provides for retirement, disability and survivor benefits to teachers and certain other employees of the California public school system. State contribution to CalSTRS, through STRP, has increased from $975.5 million in Fiscal Year 2002-03 to an estimated $ 1.05 billion in Fiscal Year 2007-08.

     Welfare System. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 fundamentally reformed the nation's welfare system. This Act included provisions to: (1) convert Aid to Families with Dependent Children ("AFDC") from an entitlement program to a block grant titled Temporary Assistance for Needy Families ("TANF"), with lifetime time limits on TANF recipients, work requirements and other changes; (2) deny certain Federal welfare and public benefits to legal non-citizens (amended by subsequent Federal law), allow states to elect to deny additional benefits (including TANF) to legal non-citizens, and generally deny almost all benefits to illegal immigrants; and (3) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements.

     The California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the former AFDC and other similar programs effective January 1, 1998. Consistent with Federal law, CalWORKs contains time limits on receipt of welfare aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. CalWORKs caseloads are projected to decrease by 12.3% in Fiscal Year 2007-08, with revised projections of 461,200 and 404,300 cases in Fiscal Years 2006-07 and 2007-08, respectively. Since CalWORKs' inception in January 1998, caseload has declined by over 35%.

     Although California's policy has been to limit total CalWORKs spending to only the available Federal TANF block grant and combined State and county maintenance of effort ("MOE") funds, the 2007-08 May Revision identifies MOE expenditures in excess of the required level. By identifying expenditures of $492.5 million and $161.5 million in Fiscal Years 2006-07 and 2007-08, respectively, to be counted toward the MOE in excess of the required level, California's caseload reduction credit will increase by an estimated 13% in Federal fiscal year 2008 and 4% in Federal fiscal year 2009.

     The 2007-08 May Revision includes total CalWORKs-related expenditures of $7 billion for Fiscal Years 2006-07 and 2007-08. Both years include augmentations of $191.9 million for employment services to enable recipients to move off of aid and into sustainable employment , $90 million for counties to implement program improvements that lead to better outcomes and increased work participation rates for CalWORKs recipients, and $140 million to support county administration. The 2007-08 May Revision also includes a TANF reserve of $140.3 million in Fiscal Year 2007-08, which is available for unanticipated needs in any program for which TANF funds are appropriated, including CalWORKs benefits, employment services, county administration, and child care costs.

     Federal authorization for the TANF program was recently approved and extended until September 30, 2010. The legislation modified countable work activities under TANF and applied new Federal work participation rates to the State's program. In addition, the legislation effectively eliminated the State's caseload reduction credit and the bulk of the State's caseload will be subject to the 50% work participation rate beginning in Federal fiscal year 2007. The State will need to make substantial investments in childcare and employment services in order to meet the increased work participation rate requirements, as failure to do so could result in significant Federal penalties, which could total more than $1.3 billion over the next five years. While these penalties likely would not be assessed until Fiscal Year 2008-09, the 2007-08 Proposed Budget proposed major programmatic changes that place greater emphasis on work participation and decrease reliance upon public assistance to significantly improve the ability of the State and counties to meet Federal work requirements in the TANF program.

     Local Governments. The primary units of local government in the State are the 58 counties, ranging in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

     In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax monies, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

     The 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 ("Amendment No. 4") dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the "State-local agreement") in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee ("VLF") rate from 2% to 0.65% of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax that they receive.

     As part of the State-local agreement, Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters at the November 2004 election (Proposition 1A). Amendment No. 4 amended the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and VLF revenues as of November 3, 2004. Beginning with Fiscal Year 2008-09, the State will be able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approve the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of ten fiscal years, and only if previous borrowings have been repaid. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in Fiscal Year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended.

     Vehicle License Fee. A program to offset a portion of the VLF paid by vehicle owners was established in 1998. Beginning January 1, 1999, a permanent offset of 25% of the VLF became operative. Various pieces of legislation increased the amount of the offset in subsequent years to the existing statutory level of 67.5% . In June 2003, it was determined that insufficient General Fund monies were available to continue to fund any portion of the VLF offsets. Accordingly, the VLF paid by taxpayers returned to the pre-1999 level so the State would not be obligated to make any offset payments in Fiscal Year 2003-04. However, the offset suspension was rescinded by Governor Schwarzenegger on November 17, 2003, and offset payments to local governments resumed. Local governments received backfill payments totaling $3.8 billion in Fiscal Year 2002-03, and $3.1 billion in Fiscal Year 2003-04.

     This level of offset provided tax relief of $4.3 billion in Fiscal Year 2003-04. Beginning in Fiscal Year 2004-05, the State-local agreement permanently reduced the VLF rate to 0.65% and eliminated the offset program. Amendment No. 4 codified the obligation of the State to provide replacement revenues to local governments for revenues lost as a result of the decrease in the VLF rate below the rate of 0.65% of the market value of the vehicle. The State-local agreement provided for the repayment by August 2006 of approximately $1.2 billion that was not received by local governments during the time period between the suspension of the offsets and the implementation of higher fees. The 2005 Budget Act provided for the early repayment of the entire $1.2 billion VLF backfill payments owed to local governments, which occurred in August 2005.

     Trial Courts. Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. The State's trial court system will receive approximately $ 2.6 billion and $2.7 billion in State resources in Fiscal Years 2006-07 and 2007-08, respectively, and $499 million in resources from the counties in each fiscal year.

     State Appropriations Limit. The State is subject to an annual appropriations limit imposed by the State Constitution (the "Appropriations Limit"). The Appropriations Limit

does not restrict appropriations to pay debt service on voter-authorized bonds or appropriations from funds that do not derive their proceeds from taxes. There are other various types of appropriations excluded from the Appropriations Limit, including appropriations required to comply with mandates of courts or the Federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative. The Appropriations Limit may be exceeded in cases of emergency.

     The Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers.

     The Department of Finance projected the Appropriations Limit to be approximately $12.182 billion and $11.921 billion under the State Appropriations Limit in Fiscal Years 2006-07 and 2007-08, respectively.

     Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Any amount not funded by local property taxes is funded by the General Fund. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-14 schools a certain variable percentage of General Fund revenues as test 1, based on certain factors including cost of living adjustments, enrollment and per capita income and revenue growth. Legislation adopted prior to the end of Fiscal Year 1988-89, implementing Proposition 98, determined the K-14 schools' funding guarantee to be 40.7% of the General Fund tax revenues, based on Fiscal Year 1986-87 appropriations. However, that percentage has been adjusted to approximately 41% to account for a subsequent redirection of local property taxes that directly affected the share of General Fund revenues to schools. Proposition 98 permits the Legislature by two-thirds vote of both Houses, with the Governor's concurrence, to suspend the minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain excess State tax revenues to K-14 schools, but no such transfers are expected for Fiscal Year 2007-08.

     The 2007-08 May Revision reflects Proposition 98 expenditures in Fiscal Years 2005-06 through 2007-08. It includes a decrease of $294.9 million for declining growth, but grants full funding for cost-of-living adjustments, and reflects the deferral of Proposition 98 expenditures of $ 1.303 billion, in each of Fiscal Years 2005-06 to 2006-07, 2006-07 to 2007-08 and 2007-08 to 2008-09. Additionally, the 2007-08 May Revision proposes to shift the fund source for the $627 million Home-to-School Transportation program from Proposition 98 to the Public Transportation Account, allowing for the guarantee to be rebenched downward for General Fund savings.

     In 2004, legislation suspended the Proposition 98 guarantee, which, at the time the 2004 Budget Act was enacted, was estimated to be $2.004 billion. That estimate, however, has been increased by an additional $1.6 billion due to subsequent revenue growth in the General Fund. This suspended amount is added to the existing maintenance factor. This funding, along with approximately $1.2 billion in Fiscal Year 2005-06 were the subject of a lawsuit which has recently been settled. The terms agreed upon consist of retiring this approximately $2.8 billion obligation beginning in Fiscal Year 2007-08 with a $300 million payment, followed by annual payments of $450 million beginning in Fiscal Year 2008-09 until it is paid in full. In addition, legislation was approved to refinance the State's Series 2003A Bonds (discussed below), which became effective on January 1, 2007. The first $900 million in additional funds expected to be raised from the refinancing will offset initial settlement costs.

     Appropriations for Fiscal Years 1995-96, 1996-97, 2002-03 and 2003-04 are estimated cumulatively to be $1.4 billion below the amounts required by Proposition 98 because of increases in State tax revenues above previous estimates. Legislation enacted in August 2004 annually appropriates $150 million per year, beginning in Fiscal Year 2006-07, to repay prior year Proposition 98 obligations. The current estimate of the remaining obligation is $1.292 billion. The 2005 Budget Act funded $16.8 million toward these settle-up obligations, which reduced the first Fiscal Year 2006-07 settle-up appropriation, from $150 million to $133.2 million. The 2006 Budget Act included this appropriation along with a $150 million prepayment of the Fiscal Year 2007-08 allocation.

     Constraints on the Budget Process. Over the years, a number of laws and Constitutional amendments have been enacted that restrict the use of General Fund or special fund revenues, or otherwise limit the Legislature's and Governor's discretion in enacting budgets. These include Proposition 1A, approved in 2004, which limits the Legislature's power over local revenue sources, and Proposition 1A, approved at the November 7, 2006 election, which limits the Legislature's ability to use sales taxes on motor vehicle fuels for any purpose other than transportation. This, and other recent Constitutional amendments affecting the budget process, is described below.

     Proposition 58 (Balanced Budget Amendment). Proposition 58, approved in 2004, requires the State to enact a balanced budget, establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits. As a result, the State may have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for Fiscal Year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

     Proposition 58 requires that a special reserve (the "BSA") be established in the General Fund. Beginning with Fiscal Year 2006-07, a portion of estimated annual General Fund revenues would be transferred into the BSA no later than September 30 of each fiscal year. These transfers would continue until the balance in the BSA reaches $8 billion or 5% of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfers could be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year. The 2007-08 May Revision proposes a transfer of $2.05 billion to the BSA, of which $1.02 billion will be used to retire ERBs.

     Proposition 58 also prohibits certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of RANs or RAWs currently used by the State, or inter-fund borrowings.

     Proposition 1A. Approved in 2004, Proposition 1A amended the State Constitution to reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with Fiscal Year 2008-09, the State will be able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship and two-thirds of both houses of the Legislature approves the borrowing. The amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of ten fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax. The 2006 Budget Act appropriated $169.9 million in funds for prepayment of the Fiscal Year 2007-08 State mandate obligations. The remaining estimated cost of claims for mandated costs incurred prior to Fiscal Year 2004-05 is $1.011 billion.

     At the November 2006 election, voters approved Senate Constitutional Amendment No. 7 ("Amendment No. 7"), to prevent the suspension of certain transportation funding, including the annual transfer of the motor vehicle fuel sales tax from the General Fund to the Transportation Investment Fund. Amendment No. 7 modifies the State's Constitutional provisions in a manner similar to that of Proposition 1A, so that if a funding suspension occurs, the amount owed by the General Fund must be repaid to the Transportation Investment Fund within three years, and only two such suspensions can be made within any ten-year period. In Fiscal Years 2003-04 and 2004-05, $868 million and $1.258 billion was suspended, respectively. In Fiscal Year 2005-06, the transfer was fully funded. The 2006 Budget Act fully funded the relevant transfers at $1.42 billion for Fiscal Year 2006-07 and also included $1.42 billion for advance repayment of a portion of the suspensions in Fiscal Years 2003-04 and 2004-05. The 2007-08 May Revision proposes to fully fund relevant transfers at $1.481 billion and the required repayment of remaining debts at $83 million for Fiscal Year 2007-08.

     Proposition 49 (After School Education Funding). An initiative statute, called the "After School Education and Safety Program of 2002," was approved by the voters in 2002, and requires the State to expand funding for before and after school programs in public elementary and middle schools. This increase is required in Fiscal Year 2006-07, and the 2006

Budget Act included a $428.4 million increase for these programs, for a total of $550 million. The budget allocated $547.4 million for grants for before and after school programs, and $2.6 million for administrative costs. These additional funds were added to the Proposition 98 minimum funding guarantee for K-14 education and, in accordance with the initiative, cannot be reduced in future years unless the Proposition 98 guarantee is suspended.

     Tobacco Settlement. In 1998, the State signed the Master Settlement Agreement (the "MSA") with the four major cigarette manufacturers for payment of approximately $25 billion (subject to adjustment) over 25 years. Under the MSA, half of the money will be paid to the

State and half to local governments. Payments continue in perpetuity, but the specific amount to be received by the State and local governments is subject to adjustment. Details in the MSA allow reduction of payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain previously settled states and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually.

     State statutory law allows the issuance of revenue bonds secured by MSA revenues beginning in Fiscal Year 2003-04. An initial sale of 56.57% of the State's tobacco settlement revenues producing $2.5 billion in proceeds was completed in January 2003 ("Series 2003A Bonds"). A second sale of the remaining 43.43% of the State's tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003 ("Series 2003B Bonds"). In August 2005, the Series 2003B Bonds were refinanced, retaining all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco revenues fall short. In return for providing this covenant, the State was paid a credit enhancement fee of $525 million as part of the refinancing. Legislation to authorize the refunding of the 2003A Bonds was enacted in 2006. The refunding is expected to make $900 million available, which will then be used to offset the General Fund cost for the initial years of the litigation settlement related to the suspension of the Proposition 98 guarantee.

     In 2006, MSA participants asserted that they had lost market shares in 2003 to manufacturers who did not participate in the MSA, which assertion was confirmed. As such, the MSA participants are permitted to withhold up to three times the amount of lost market shares until such time as it is proven that the participating states are properly enforcing their statutory authority over the non-participants. As a result, the amount of tobacco revenues received by the State was reduced by $50.9 million in Fiscal Year 2005-06; however, such revenues still exceeded the required debt service payments and no effect is expected in the current fiscal year. The State Attorney General is working to compel the MSA participants to pay the State.

Sources of Tax Revenue

     The 2007-08 May Revision includes the following revenue proposals: (i) repeal of the teacher tax credit, resulting in an estimated revenue gain of $170 million in Fiscal Year 2007-08; (ii) permanent collection of the use tax on vessels, vehicles, and aircraft brought into the State within one year of purchase, estimated to result in a revenue gain of $21 million in Fiscal Year 2007-08; (iii) additional efforts to reduce the "tax gap" estimated to result in $77.5 million in additional personal income tax and corporation tax revenues in Fiscal Year 2007-08; (iv) strengthened sales and use tax enforcement, estimated to result in $13.2 million of additional revenues in Fiscal Year 2007-08; and (v) increased collections workload for the alcoholic beverages tax, estimated to bring in an additional $1.3 million in Fiscal Year 2007-08.

     In 2004, the Legislature created a personal income tax, corporate tax, and sales and use tax amnesty program for 2002 and prior tax years. Penalties were waived for taxpayers who applied for amnesty during the amnesty period of February 1, 2005 to March 31, 2005. Although taxpayers had to apply within this time frame, taxpayers who could have applied for amnesty but did not are subject to higher penalties if found to owe additional amounts for amnesty years. This program is estimated to result in a net multi-year General Fund revenue gain of $380 million.

     Personal Income Tax. The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after Federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1% to 9.3% . Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT"). The personal income tax structure is highly progressive. For instance, it is estimated that the top 1% of taxpayers paid 47.5% of the total personal income tax in the 2005 tax year.

     A proposal to add a 1% surcharge on taxable income over $1 million in addition to the 9.3% rate, became effective January 1, 2005. The proceeds of the tax surcharge are required to be used to expand county mental health programs.

     Taxes on capital gains and stock options, which are largely linked to stock market performance, add a significant dimension of volatility to personal income tax receipts. Capital gains and stock option tax receipts have accounted for as much as 24.7% and as little as 7.3% of General Fund revenues over the last ten years. The 2007-08 May Revision estimates that capital gains and stock option tax receipts will account for 15.3% of General Fund revenue and transfers in Fiscal Year 2006-07 and 15.1% of General Fund revenue in Fiscal Year 2007-08.

     Sales Tax. The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

     As of January 1, 2007, the breakdown of the base State and local sales tax rate of 7.25% is as follows: 5% is imposed as a General Fund tax; 0.5% is dedicated to local governments for health and welfare program realignment; 0.5% is dedicated to local governments for public safety services; 1.0% local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25% dedicated to county transportation purposes and 0.75% for the city and county general-purpose use; and 0.25% deposited into the Fiscal Recovery Fund which will be available for annual appropriation by the Legislature to repay the ERBs.

     Existing law provides that 0.25% of the basic 5% State tax rate may be suspended in any calendar year upon State certification by November 1 in any year in which the both following occur: (1) the General Fund reserve (excluding the revenues derived from the 0.25% sales and use tax rate) is expected to exceed 3% of revenues in that fiscal year (excluding the revenues derived from the 0.25% sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast. The 0.25% rate will be reinstated the following year if the State subsequently determines conditions (1) or (2) above are not met for that fiscal year. The Department of Finance estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2008.

     Corporation Tax. Corporation tax revenues are derived from the following taxes and/or sources: (1) the franchise tax and the corporate income tax, which are levied at an 8.84% rate on profits; (2) banks and other financial corporations that are subject to the franchise tax plus an additional tax at the rate of 2% on their net income; (3) the AMT, which is imposed at a rate of 6.65%, is similar to the Federal AMT and is based on a higher level of net income computed by adding back certain tax preferences; (4) a minimum franchise tax of up to $800, which is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax (new corporations are exempted from the minimum franchise tax for the first two years of incorporation); (5) Sub-Chapter S corporations, which are taxed at 1.5% of profits; and (6) fees paid by limited liability companies, which account for 3.3% of revenues (the constitutionality of these fees is currently being challenged in three separate State courts – potential refunds are estimated at up to $1.04 billion in Fiscal Year 2007-08 and up to $260 million in Fiscal Year 2008-09 on a cash basis. In addition, there would be annual losses of up to $340 million in Fiscal Year 2008-09 and increasing amounts in future years).

     Insurance Tax. The majority of insurance written in California is subject to a 2.35% gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35% rate are certain pension and profit sharing plans that are taxed at the lesser rate of 0.5%, surplus lines and nonadmitted insurance at 3% and ocean marine insurers at 5% of underwriting profits.

     Other Taxes. Other General Fund major taxes and licenses include: estate, inheritance and gift taxes; cigarette taxes; alcoholic beverage taxes; horse racing license fees and trailer coach license fees.

     The California estate tax is based on the State death tax credit allowed against the Federal estate tax, and is designed to pick up the maximum credit allowed against the Federal estate tax return. The Federal Economic Growth and Tax Reconciliation Act of 2001 phases out the Federal estate tax by 2010. It also reduced the State pick-up tax by 25% in 2002, 50% in 2003, and 75% in 2004 and eliminated it beginning in 2005. These provisions sunset after 2010; at that time, the Federal estate tax will be re-instated along with the State's estate tax, unless future Federal legislation is enacted to make the provisions permanent.

     Special Fund Revenues. The State Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income: (i) receipts from tax levies, which are allocated to specified functions such as motor vehicle taxes and fees and certain taxes on tobacco products; (ii) charges for special services to specific functions, including such items as business and professional license fees; and (iii) rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties). Motor vehicle related taxes and fees accounted for approximately 34% of all special fund revenues in Fiscal Year 2005-06. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and VLFs. During Fiscal Year 2005-06, $8.4 billion was derived from the ownership or operation of motor vehicles. About $3.4 billion of this revenue was returned to local governments. The remainder was available for various State programs related to transportation and services to vehicle owners.

     Taxes on Tobacco Products. Proposition 10, approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87¢ per pack effective January 1, 1999. At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco and snuff at a rate equivalent to the tax increase on cigarettes. In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999, with the proceeds going to the Cigarette and Tobacco Products Surtax Fund. The State's excise tax proceeds are earmarked for childhood development, education, health, research and other programs.

State Economy and Finances

     The State economy grew strongly between 1994 and 2000 and, as a result, for the five fiscal years from 1995-96 to 1999-2000, General Fund tax revenues exceeded budget estimates. These additional funds were largely directed to school spending and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures. The State ended Fiscal Year 2000-01 with a budget reserve of $5.39 billion. During Fiscal Year 2001-02, however, the State experienced an unprecedented drop in revenues compared to the prior year. During Fiscal Years 2001-02 through 2003-04, the State encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The budgets for these years included substantial reliance on one-time measures, internal borrowing, and external borrowing. The State also faced a cash flow crisis during this period, which was relieved by the issuance of RAWs in June 2002 and June 2003 and ERBs in early 2004.

      While the 2004 Budget Act was aided by a recovering State economy and increased revenues, balancing of the budget still required a number of one-time actions. These included application of the proceeds from the sale of the ERBs and tobacco securitization bonds and suspension of Proposition 42 transfer of certain sales taxes to transportation purposes. The 2004 Budget Act also used the second year of borrowing from local governments. The 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts ($4 billion or 28.7%), cost avoidance ($4.4 billion or 31.7%), fund shifts ($1.6 billion or 11.2%), loans or borrowing ($2.1 billion or 15.4%) and transfers and other reserves ($1.8 billion or 13%).

     State Budget—Fiscal Year 2005-06. The 2005 Budget Act was adopted by the Legislature on July 7, 2005, and signed by the Governor on July 11, 2005. Under the 2005 Budget Act, General Fund revenues and transfers were projected to increase 5.7%, from $79.9 billion in Fiscal Year 2004-05 to $84.5 billion in Fiscal Year 2005-06. The revenue projections assumed continued but moderating growth in California's economy. The 2005 Budget Act contained General Fund appropriations of $90 billion, compared to $81.7 billion in Fiscal Year 2004-05. The difference between revenues and expenditures in Fiscal Year 2005-06 was funded by using a part of the $7.5 billion fund balance at June 30, 2005. The June 30, 2006 reserve was projected to be $1.302 billion, compared to an estimated June 30, 2005 reserve of $6.857 billion. About $900 million of this reserve was to be set aside for payment in Fiscal Year 2006-07 of tax refunds and other adjustments related to the tax amnesty program. The 2005 Budget Act also included special fund expenditures of $23.3 billion and bond fund expenditures of $4 billion.

The 2005 Budget Act contained the following major components:

     1. Proposition 98—General Fund expenditures increased by $2.582 billion (7.6%), to $36.6 billion, due to increases in the Proposition 98 guaranteed funding level . The 2005 Budget Act also reflected savings of $3.8 billion in Fiscal Year 2004-05, which would be restored to the Proposition 98 budget in future years as General Fund revenue growth exceeds personal income growth.

     2. Higher Education—The 2005 Budget Act marked the first year of funding for the Higher Education Compact, which was signed in 2004 to provide funding stability and preserve educational quality at the State's colleges and universities over the next six fiscal years . The 2005 Budget Act provided for total Higher Education funding of $17.8 billion from all revenue sources, including $10.2 billion from the General Fund.

     3. Health and Human Services—Expenditures for these programs increased by $2.1 billion (8.5%), to $27.1 billion. This increase included higher Medi-Cal expenditures of $1.3 billion, Department of Developmental Services expenditures of $152 million, Department of Mental Health expenditures of $306 million and Department of Social Services expenditures of $55 million. The 2005 Budget Act reflected the suspension of the July 2005 and 2006

CalWORKs grant cost-of-living-adjustments, yielding General Fund savings of $136 million and $139 million in Fiscal Years 2005-06 and 2006-07, respectively. The 2005 Budget Act further assumed that certain cost-of-living adjustments for recipients would be suspended for estimated

General Fund savings of $132 million, $407.5 million and $281 million in Fiscal Years 2005-06, 2006-07 and 2007-08, respectively.

     4. Retirement and Employee Compensation—The 2005 Budget Act fully funded the State's statutory obligations, and also reflected an augmentation of $355 million for salary increases and dental and vision premium increases.

     7. Financial Instruments—The 2005 Budget Act reflected the State's issuance of pension obligation bonds to fund approximately $525 million of the State's Fiscal Year 2005-06 retirement obligation to CalPERS. An adverse court ruling prevented issuance of these bonds .

     Three related lawsuits were settled by the State, and the largest of these settlements, in the amount of $428 million, provided for the State to make annual payments of $42.8 million per year for ten years. The first year's payment, plus $36 million to completely dismiss the other two stipulated judgments, was included in the 2005 Budget Act.

     Fiscal Year 2005-06 Revised Estimates. The 2007-08 Proposed Budget estimated more favorable results for the State than were projected at the time the 2005 Budget Act was signed. The State estimated that total prior year resources, plus revenues and transfers for Fiscal Year 2005- 06, were about $93.4 billion, nearly $9 billion more than originally estimated. Also, expenditures increased by about $1.6 billion. As a result, the fund balance at June 30, 2006 was estimated at about $10.8 billion.

     State Budget—Fiscal Year 2006-07. The 2006 Budget Act was adopted by the Legislature on June 27, 2006, and signed by the Governor on June 30, 2006. Under the 2006 Budget Act, General Fund revenues and transfers were projected to increase 1.2%, from $92.7 billion in Fiscal Year 2005-06 to $93.9 billion in Fiscal Year 2006-07. The 2006 Budget Act contained General Fund appropriations of $101.3 billion, compared to $92.7 billion in Fiscal Year 2005-06. The June 30, 2007 reserve was projected to be $2.1 billion, compared to an estimated June 30, 2006 reserve of $9.5 billion.

     The 2006 Budget Act also contained Special Fund expenditures of $26.6 billion and Bond Fund expenditures of $3.6 billion. Special Fund revenues were estimated at $27.8 billion. Pursuant to the cash flow projections for the 2006 Budget Act, the State issued $1.5 billion of RANs to assist in its cash management program for the fiscal year.

     The 2006 Budget Act was substantially similar to the 2006-07 May Revision, however, it also assumed $299 million greater revenues for Fiscal Year 2005-06 based on higher than expected revenues in May, and $19 million greater revenues in Fiscal Year 2006-07 due to expanded sales tax licensing and collection programs. The 2006 Budget Act contains the following major General Fund components:

     1. Repayments or Prepayments of Prior Obligations – $2.812 billion of repayments or prepayments of prior obligations as follows: (1) $ 1.415 billion for advance payment of a portion of the 2003-04 and 2004-05 Proposition 42 suspensions; (2) $472 million for early retirement of ERBs; (3) $296 million to repay/prepay non-Proposition 98 mandates; (4) $347 million to repay/prepay loans from special funds; (5) $150 million to prepay "settle-ups" under Proposition 98; (6) $100 million to prepay flood control subventions; and (7) $32 million to pay debt service on general obligation bonds in Fiscal Year 2007-08.

     2. Proposition 98 – Proposition 98 General Fund expenditures were $41.3 billion, an increase of $2.9 billion (7.5%) compared to the revised Fiscal Year 2005-06 estimate. Including property taxes, the total Proposition 98 guarantee was $55.1 billion, an increase of $3.1 billion (5.9%) .

     3. K-12 Education – $67.1 billion in spending on K-12 education, an increase of $2.9 billion from the revised Fiscal Year 2005-06 estimate. General Fund expenditures were $40.5 billion, an increase of $2.7 billion (7.0%).

     4. Higher Education – General Fund expenditures were $11.4 billion, an increase of $973 million (9.4%) over Fiscal Year 2005-06.

     5. Health and Human Services – $29.3 billion General Fund to be spent on Health and Human Services programs, an increase of $2.5 billion (8.7%) from revised Fiscal Year 2005-06 estimates , which was due primarily to increases in caseload, population, and other workloads .

     6. Transportation Funding – $1.42 billion to fully fund Proposition 42 in Fiscal Year 2006-07 and $1.415 billion for advance payment of a portion of the Proposition 42 suspensions. The 2005 Budget Act assumed repayment of a portion of outstanding transportation loans with $1 billion in bond proceeds derived from certain Indian gaming revenues to specified transportation programs. There have been several lawsuits that prevented the bonds from being sold to date, and an Executive Order was issued in June 2006 to use the $151 million in tribal gaming compact revenues that had been received to repay a portion of these loans. Bond proceeds in the amount of $849 million were anticipated in the 2006 Budget Act. Due to the delays caused by ongoing litigation, the 2007-08 Proposed Budget anticipates expenditures of $100 million per year as revenues are received in Fiscal Years 2006-07 and 2007-08, until the litigation is resolved.

     7. Budget Stabilization Account – The transfer of an estimated $944 million pursuant to Proposition 58. Half of this amount ($472 million) remained in the BSA as a reserve. The other half was transferred for the purpose of early retirement of ERBs.

     Fiscal Year 2006-07 Revised Estimates. The 2007-08 May Revision projects that the State will have ended Fiscal Year 2006-07 with a total reserve of $3.67 billion (including $472 million in the BSA), up $1.59 billion from estimates made at the time of the 2006 Budget Act. The prior year's resources balance reflects a net gain of $1.01 billion for Fiscal Year 2006-07, made up of $702 million additional revenue in 2005-06; $838 million lower expenditures in Fiscal Year 2005-06; and $530 million decrease in resources prior to Fiscal Year 2005-06.

     As of the 2007-08 May Revision, General Fund revenues and transfers for Fiscal Year 2006-07 are projected at $95.7 billion, an increase of $1.8 billion compared with the 2006 Budget Act estimates. This increase is primarily due to higher major tax revenues of $1.36 billion. General Fund expenditures for Fiscal Year 2006-07 are projected at $102.3 billion, an increase of $1 billion compared with 2006 Budget Act estimates. This includes, among other things, the following significant adjustments since the 2006 Budget Act: $420 million of increased non-Proposition 98 expenditures due to costs related to newly bargained labor contracts and retirement rate adjustments; $35 million of increased non-Proposition 98 expenditures due to changes in prison facility infrastructure spending; $279 million of increased non-Proposition 98 expenditures due to carryovers from Fiscal Year 2005-06; $176 million of increased non-Proposition 98 expenditures due to enrollment, caseload, and population adjustments; and $103 million of decreased expenditures in Proposition 98 mainly due to a decline in average daily attendance and increased local property tax revenues.

     State Budget—Fiscal Year 2007-08. The 2007-08 May Revision projects to end Fiscal Year 2007-08 with a $3.688 billion total reserve, including $472 million in the BSA. General Fund revenues and transfers for Fiscal Year 2007-08 are projected at $101 billion, an increase of $1.586 billion compared with revised estimates for Fiscal Year 2006-07. The 2007-08 May revision also reflects an increase in Fiscal Year 2007-08 major revenues of $4.4 billion, or 4.7%, due to continued economic growth. The 2007-08 May Revision also reflects $314 million in revenues from Indian Gaming compacts that are pending legislative approval. General Fund expenditures for Fiscal Year 2007-08 are projected at $103.8 billion, an increase of $1.5 billion (1.5%) compared with the revised estimates for Fiscal Year 2006-07. This increase reflects, among other things, $2.7 billion in policy decisions to reduce expenditures.

The 2007-08 May Revision contains the following major General Fund components:

     1. Proposed Sale of EdFund – EdFund, California's student loan guarantee agency, competes in the private market as a student loan guarantor to banks and other financial institutions. The 2007-08 May Revision assumes a net one-time increase in revenue of $980 million from this sale.

     2. Repayments or Prepayments of Prior Obligations – $1.6 billion in prepayments of the ERBs and $88 million of other debt repayments. The Department of Finance projects that the ERBs will be fully retired in August of 2009, which is 14 years ahead of schedule.

     3. Net Operating Deficit in 2007-08 – Adjusted for ERB prepayments and other repayments, major non-structural costs, and the recognition of a major one-time gain, the 2007-

08 May Revision estimates the Fiscal Year 2007-08 net operating deficit at $1.4 billion while setting aside a budgetary reserve of $2.2 billion. The net operating deficit in Fiscal Year 2007-08 is projected at $4.4 billion.

     4. Proposition 98 – Proposition 98 funding for Fiscal Year 2007-08 is proposed at $41.9 billion, an increase of 1.8% compared to revised Fiscal Year 2006-07 estimates. General Fund spending comprises approximately 72.5%, or $41.2 billion of total proposed Proposition 98 funding, which is an increase of $378 million (0.9%), over the revised estimates.

     5. K-12 Education – $66.6 billion in spending on K-12 education, an increase of $3.1 billion from the revised Fiscal Year 2006-07 estimates. General Fund expenditure reductions are proposed at $1.4 billion.

     6. Higher Education – Reflects total funding of $19.7 billion, including $14.1 billion General Fund and Proposition 98 sources for all major segments of higher education, which reflects an increase of $1.1 billion above the 2006 Budget Act.

     7. Health and Human Services – $29.9 billion General Fund to be spent on Health and Human Services programs, which is an increase of $239 million from the revised Fiscal Year 2006-07 estimate. Total funding from all State funds is $38.2 billion, which is an increase of $1.5 billion from the revised estimates.

8. Transportation Funding – Proposals to fully fund Proposition 42 in Fiscal Year

2007-08 and repay the Fiscal Year 2004-05 suspension. Use of $100 million in tribal gaming compact revenues that will be to repay certain transportation loans. The 2007-08 May Revision proposes a total of $11.5 billion, with expenditures to be spread out over three years according to specified annual amounts.

     9. Budget Stabilization Account – The fully funded transfer of $2.05 billion to the BSA, pursuant to Proposition 58. Half of this amount ($1.02 billion) will remain in the BSA as a reserve. The other half will be transferred for the purpose of early retirement of ERBs.

     10. Lease of State Lottery – The Governor proposed an examination of the potential benefits which could be derived from a lease of the State Lottery to private operators. The Governor indicated the State may be able to realize substantial new income while still providing a guaranteed payment to schools. The Governor did not include any specific proposal in the 2007-08 May Revision, and did not include any increased revenue estimate based on such a transaction.

     In May 2006, the Legislature approved a $115.8 billion strategic growth plan, which included $37.3 billion in new general obligation bonds, which were approved by voters in November 2006. To complete this strategic growth plan, the State proposes additional funding for critical infrastructure improvements between 2007 and 2016. Thus, the 2007-08 May Revision proposes a combination of new general obligation ($29.4 billion), lease-revenue ($9.8 billion) and self-liquidating revenue bonds ($2 billion) totaling $41.2 billion to finance this plan. Approval of these bonds will be placed on the ballot in the 2008 and 2010 elections. Combined with the bonds already approved by voters, other existing funding sources and leveraged funding, total fund for the strategic growth plan will be $210 billion.

Litigation

     The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

     Challenge Seeking Payment to Teacher's Retirement Board. In May 2003, the Legislature statutorily reduced a continuing appropriation to CalSTRS's Supplemental Benefit Maintenance Account ("SBMA") and provided that in future years, the appropriation may be returned if needed to make the SBMA actuarially sound. In October 2003, CalSTRS petitioned the California Supreme Court (Teacher’'s Retirement Board, as Manager of the California State Teachers, Retirement System, et al. v. Donna Arduin, Director of California Department of Finance, and Steve Westly, California State Controller) to compel the State Controller to transfer funds from the General Fund to the SBMA in an amount equal to the continuing appropriation as it existed prior to the enactment of the legislation. Plaintiffs also sought injunctive and declaratory relief to the same effect. On May 4, 2005, the trial court granted plaintiffs' motion for summary judgment. The court declared that the statutory reduction unconstitutionally impairs CalSTRS members' vested contractual rights. The court further ordered the issuance of a peremptory writ of mandate commanding the Controller to transfer $500 million from the General Fund to SBMA. The State has appealed the decision, and plaintiffs and the intervening California Retired Teachers' Association have filed cross-appeals. Briefing is complete; no date has been set for argument.

     Action Seeking Modification of Retirement Formula for State Employees. In a recent class action, Joseph Myers et al v. CalPERS et al., the plaintiff alleges that a California statute violates the age discrimination provisions of the Fair Employment and Housing Act. The complaint seeks injunctive and monetary relief and alleges that, in changing the retirement formulas it previously executed, the statute "discriminates" against older workers by giving them a smaller percentage increase in benefits than it provides the younger workers. It is uncertain from the complaint what retroactive retirement benefits are being sought, and therefore, it is not possible to measure the enormity of the fiscal impact at this time; however, it may be over $250 million. The State's second demurrer to the entire complaint was sustained without leave to amend. Plaintiffs filed an appeal on March 16, 2007.

     Tax Refund Cases. Six cases have been filed challenging the Franchise Tax Board's ("FTB") treatment of receipts from investment of cash in short-term financial instruments, and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation's California tax obligation. These cases are:General Motors Corp. v. Franchise Tax Board,t Microsoft Corporation v. Franchise Tax Board, The Limited Stores, Inc. and Affiliates v. Franchise Tax Board

, Toys "R" Us, Inc. v. Franchise Tax Board

Franchise Tax Board ,Montgomery Ward LLC v. Franchise Tax Board and Colgate Palmolive v. Franchise Tax Board . The State Supreme Court granted review in General Motors, Microsoft, The Limited and Toys "R" Us. On August 17, 2006, the California Supreme Court filed its decisions in Microsoft and General Motors. In the former case, the Court affirmed the judgment in favor of the FTB, upholding the Board's use of an alternative apportionment method that excluded returned principal from the calculation. In the latter case, the Court affirmed the appellate court's decision in favor of the FTB on the research credit issue and affirmed in substantial part the lower courts' decisions on the apportionment issue. The Court remanded the case for a determination whether the inclusion of returned principal in the income apportionment calculation was distortive of the taxpayer's business activities in California, as the Court had held in Microsoft.

     After these decisions, the State Supreme Court ordered The Limited and Toys "R" Us cases to be transferred back to the appellate courts with directions in each case to vacate the prior decision and reconsider the case in light of the Microsoft and General Motors decisions. Both cases remain pending at the appellate level. In The Limited case, in June 2007, the appellate court affirmed the judgment in favor of the FTB. Montgomery Ward and Colgate-Palmolive are pending in trial courts. Until further guidance is provided by the courts, it is not possible to determine the extent of any fiscal impact on State revenues.

     Three pending cases challenge the imposition of limited liability company fees by the FTB. In Northwest Energetic Services, LLC v. Franchise Tax Board, plaintiffs seek a refund of fees, interest and penalties from 1997-2001; in Ventas Finance I, LLC v. Franchise Tax Board, plaintiffs seek a similar refund for 2001-2003; and Bakersfield Mall LLC v. Franchise Tax Board, which was filed as a class action on April 25, 2007. If it proceeds as a class action, the claimed refunds would be significant. In both cases, the plaintiffs allege the State statute permitting the fees is unconstitutional and that the FTB's exercise of authority under the statute is an improper exercise of the State's police powers. A final decision in favor of the plaintiffs applied to all similarly situated taxpayers could result in a loss of annual revenue in excess of $400 million and potential refunds exceeding $1.12 billion. In both Northwest and Ventas, the trial court entered a judgment in favor of the plaintiffs , and the FTB has filed an appeal.

     Five cases have been filed challenging the constitutionality of the State's tax amnesty program. General Electric Company & Subsidiaries v. Franchise Tax Board , Garcia v. Franchise Tax Board, Hargis v. Franchise Tax Board, Duffield v. Franchise Tax Board and

Gonzales v. Franchise Tax Board. The plaintiffs allege that the penalty under the State's tax amnesty program's amnesty penalty is unconstitutional. The statute imposed a new penalty equal to 50% of accrued interest from February 1, 2005, to March 31, 2005 on unpaid tax liabilities for taxable years for which amnesty could have been requested. In General Electric, no penalty has been assessed because the plaintiffs' final tax liability for those years has not been determined. General Electric is asking for an affirmation that the penalty should not apply to tax liabilities that become final after that period and that were paid within the statutory payment period, or alternatively, that the penalty is unconstitutional because it violates the plaintiff 's due process rights. On September 15, 2006, General Electric appealed the trial court's decision sustaining FTB's demurrer to the complaint without leave to amend. The other cases are pending in the trial court and Garcia is set for trial in August 2007. The fiscal impact of these cases is currently unknown and depends on court decisions, but is estimated to be over $300 million.

     In Bratton v. Franchise Tax Board, the plaintiff is challenging a penalty assessed for promotion of an abusive tax shelter. The amount in dispute is $600,000, but an adverse ruling in this matter, applied to other similarly situated plaintiffs, could have a more significant fiscal impact.

     Nortel v. State Board of Equalization, a tax refund case, involves the interpretation of certain statutory sales and use tax exemptions for "custom-written" computer software and licenses to use computer software. A ruling adverse to the State Board of Equalization in this matter if applied to other similarly situated taxpayers could have a significant negative impact, in the range of approximately $500 million annually, on tax revenues. Trial was set for July 23, 2007.

     In Abbott Laboratories v. Franchise Tax Board, the plaintiff is challenging the denial of a deduction for dividends under the State's Revenue and Taxation Code. An adverse ruling in this matter, applied in the context of other statutes, could have a significant revenue impact.

     In Dicon Fiberoptics, Inc. v. Franchise Tax Board, plaintiff seeks a tax refund, challenging the FTB's authority to require plaintiff to provide substantiation that its employees met the statutory requirements allowing it to receive certain tax credits. At this time it is unknown what the fiscal impact would be of an adverse ruling if applied to similarly situated taxpayers.

     Environmental Cleanup Matter. In the matter of Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California, the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board (the "Board"), which is the State entity potentially responsible for performing certain environmental remediation at the Leviathan Mine site. Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the Environmental Protection Agency (the "EPA") Superfund List, and both remediation costs and costs for natural resource damages may be imposed on the State. The Board has undertaken certain remedial action at the mine site, but the EPA's decision on the interim and final remedies are pending. ARCO has filed several State law claims against the State with the California Victim Compensation and Government Claims Board (an administrative agency with which certain claims must be filed as a prerequisite to litigation seeking damages against the State), but litigation on these claims have been tolled by agreement of the parties until January 1, 2008. It is possible these matters could result in a potential loss to the State in excess of $400 million.

     In Carla Clark, et. Al. v. City of Santa Rosa, et. al, 32 plaintiffs who own property or live in Santa Rosa brought a toxic tort case alleging that water wells supplying water to their homes were contaminated by carcinogenic chemicals. The State is sued under a mandatory duty theory premised on an alleged violation of The Safe Drinking Water and Toxic Enforcement Act of 1986. Plaintiffs allege property damage and a variety of physical and psychological maladies including birth defects, medical monitoring costs and damages for fear of cancer. Plaintiffs allege monetary damages in excess of $400 million. The jury trial in this case recently ended in a mistrial, and the court reconsidered and granted the State's motion for summary judgment. Plaintiffs have appealed.

     In People v. ACN Energy, Inc., et al., participants in the California Power Exchange market claimed compensation as a result of the Governor's issuance of executive orders, under the California Emergency Service Act, "commandeering" power purchase arrangements held by Pacific Gas & Electric Company ("PG&E") and Southern California Edison , referred to as "block forward contracts." The California Power Exchange, PG&E and all but one of the other market participants have dismissed their actions. The only remaining action is that of the Los Angeles Department of Water and Power ("LADWP"), which asserts damages in the amount of $110 million. The State disputes that LADWP was damaged in any amount.

     Escheated Property Claims. In three pending cases, plaintiffs claim that the State Controller has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Morris v. Westly; Trust Realty Partners v. Westly and Coppoletta v. Westley. The Trust Realty lawsuit focuses on the State's elimination of interest payments on unclaimed property claims, and the Morris lawsuit challenges both the elimination of interest and whether the State's custodial use of escheated funds entitles the claimant to constructive interest. The Morris case seeks a class action determination, and identifies a purported class that could be interpreted to include all persons or entities whose property has been taken into custody by the State. On behalf of the articulated class, the plaintiff in Morris seeks a declaration that failure to pay interest is an unconstitutional taking and, among other things, an injunction restraining the State Controller from pursuing the practices complained of in the complaint. The trial court in Morris has granted the State's summary judgment motion for summary judgment; an appeal by the plaintiff is likely. The Trust Realty Partners case is not a class action suit, but in addition to seeking general and special damages, the plaintiff seeks a common fund recovery and an injunction restraining the State from engaging in the acts alleged in the complaint. In May 2006, the trial court ordered the State to pay interest on certain pending claims. The State intends to challenge this order. The Coppoletta case raises issues analogous to those in Morris and also asks that the unclaimed property law be construed as creating a trust for the benefit of the true owner. In May 2006, the trial granted the State's motion for summary judgment in Coppoletta. On May 10, 2006, the plaintiffs filed Coppoletta v. Westly in U.S. District Court , and on September 15, 2006, the district court granted the State's motion to dismiss. Plaintiff has filed an appeal. If Morris ultimately prevails as a class action, or the injunctions sought in Trust Realty Partners are issued and upheld, in any case to require the Controller to pay interest on escheated property, costs to the State could be in excess of $500 million.

     In Taylor v. Chiang, plaintiff challenges the constitutional adequacy of the State's notice to owners of unclaimed property before the State takes possession of and sells such property. On June 1, 2007, the trial court issued a preliminary injunction prohibiting the State from taking possession of, selling or destroying property pursuant to the State's unclaimed property law until the State enacts, and the court approves, new notice provisions. A bill amending these notice procedures is pending in the Legislature. The preliminary injunction will prevent the transfer of unclaimed cash and other property to the General Fund. In Fiscal Year 2006-07, the State estimated net receipts from this source in the amount of $392 million.

     Action Seeking Damages for Alleged Violations of Privacy Rights. In Gail Marie Harrington-Wisely, et al. v. State of California, et al., a proposed class action, plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering State prisons for contraband. This matter has been certified as a class action. The trial court granted summary judgment in favor of the State and dismissed all damages claims, leaving only a taxpayer claim for injunctive relief. Plaintiffs have file a motion for reconsideration, which is pending. If a court were to revive the damages claims and award damages pursuant to its statutory authority for every use of the body-imaging machine, damages could be as high as $3 billion.

     Gomez v. Saenz, et al., involves due process constitutional challenges to an individual being placed on the State's child abuse central index prior to the conclusion of a noticed hearing. Another case stated that prior to being placed on the index, a person is entitled to a hearing. However, the court did not decide what sort of hearing would suffice. This is the subject at issue with the current trial court in Gomez. Depending on the type and scope of the hearing that the trial court might order, and the number of individuals currently on the index that might be entitled to a hearing prior to remaining in the index, the costs to the State related to conducting these hearings could be in excess of $500 million.

     The plaintiff in Gilbert P. Hyatt v. Franchise Tax Board was subject to an audit by the FTB involving a claimed change of residence from California to Nevada. Plaintiff filed a tort action in Nevada alleging invasion of privacy and interference with his business relationships arising from the FTB's audit. A Nevada jury trial was scheduled, but the trial judge ordered a stay of the trial pending the Nevada Supreme Court's consideration on a writ filed by Hyatt asking for review of the trial court's ruling that Hyatt had not established a causal relation between the FTB's audit and the loss of his licensing business with Japanese companies. The economic damages claim exceeds $500 million. The Nevada Supreme Court denied the request on May 11, 2007 and it is expected that this matter will be scheduled for a trial date in early 2008. The State is vigorously contesting this matter.

     Action Seeking A Cost of Living Adjustment for CalWORKs Recipients. In Juana Raquel Guillen, et. al. v. Schwarzenegger, et. al., the trial court determined that the Governor's reduction of the VLF in 2003 constituted an "increase in tax relief," thus statutorily triggering an upward cost of living adjustment for CalWORKs recipients. The petitioners seek a cost of living adjustment, beginning with Fiscal Year 2003-04. On

February 16, 2007, the appellate court reversed the trial court's judgment against the State; the California Supreme Court denied the petitioner's petition for review on June 13, 2007.

     Actions Seeking Program Modifications. In the following case, plaintiffs seek a court order or judgment that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the State in this case could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $250 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

     In Capitol People First v. Department of Developmental Services, a consortium of State and national law firms and public-interest groups brought suit against the Department of Finance, California Department of Developmental Services and California Department of Health Services ("DHS") The suit alleges that defendants are violating the Lanterman Act, the ADA, and the Rehabilitation Act by needlessly isolating thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services. Some rough estimates suggest the financial impact of a judgment against the State could be as high as $1 billion per year in programming costs going forward. The State is vigorously defending this action.

     Actions to Increase Amount of State Aid for Foster or Adopted Developmentally Disabled Dependent Children. Ten pending class action lawsuits challenge the amount of aid provided by the State for the care of dependent children (either in foster care or adopted) who have also been determined to be developmentally disabled by a regional center. These cases have been coordinated Butler v. Department of Social Services. Specifically, plaintiffs assert that they were entitled to, but did not receive, the Alternative Residential Model (ARM) rate but have instead been receiving the standard AFDC-FC (foster care) rate and/or the AAP (adoption assistance program) rate. A final decision in favor of these plaintiffs could exceed $450 million. The State is vigorously litigating this issue.

     In Katie A., et al. v. Bonta, et al., a class action against DHS, Department of Social Services and the City of Los Angeles, plaintiffs seek to expand Medicaid-covered services under the Early and Periodic Screening, Diagnosis and Treatment program for mentally disordered children in foster care, alleging that these services are required. Recently, the Federal district court issued a preliminary judgment against the State and ordered it to provide certain of the requested services to class members within 120 days. The court also ordered the plaintiffs and defendants to meet and come up with a plan to implement the court's finding. An appeal of the preliminary injunction was filed, and on March 23, 2007, the appellate court reversed the decision of the district court and remanded the matter for further proceedings. The financial impact on the State is currently unknown.

     Local Government Mandate Claims and Actions. In a test claim filed by the County of San Bernardino, now pending before the Commission on State Mandates (the "Commission"), the Commission is being asked to determine the costs incurred by the county to provide State-mandated care of medically indigent adults ("MIAs"). The amount demanded in the claim for unreimbursed costs for Fiscal Year 2000-2001 is just over $9.2 million. The test claim poses a potential for a negative impact on the General Fund in the amount of the unreimbursed costs for all similarly situated county claimants for a period of years, as determined by the Commission. Certain estimates of the annual cost of the services rendered by all counties to MIAs exceed $4 billion. How much of that will be determined to be "unreimbursed" to the counties by the State is unknown. In recent years, the counties have received approximately $1 billion annually in VLF revenue and $410 million annually in sales tax revenue to fund various public health programs, which include the programs that provide services to MIAs. The County of San Bernardino requested to withdraw the test claim, which was dismissed by the Commission on May 31, 2007.

     Two lawsuits are pending that challenge the State's practice in recent years of deferring payments to local governments for certain State-mandated services and programs by making a budgetary appropriation of $1,000 for each program, to be divided among all 58 counties. These lawsuits were consolidated in San Diego Superior Court (County of San Diego v. State of California, et al; and County of Orange v. State of California, et al). These plaintiff counties are seeking full payment for the un-reimbursed costs of implementing a variety of programs over the last few years. The County of San Diego has alleged un-reimbursed costs in excess of $40 million through Fiscal Year 2003-04 for a variety of programs. The County of Orange has alleged in excess of $116 million for un-reimbursed State-mandated costs. The effects of a final determination by an appellate court that the contested appropriation practices are unconstitutional or that the State is required to appropriate an amount equal to the amount of the mandated costs, if applied to each of California's 58 counties, could result in costs in excess of $1.5 billion for existing un-reimbursed mandates.

     Following a trial, the court found the State liable for all costs claimed by the counties, and will require the State to make equal annual payments to the counties for the statutorily-prescribed 15-year term. Final judgment has been entered. The State defendants have appealed, and the counties have cross-appealed.

     In January 1987, the Commission determined that a new statutory requirement for completion of a second science course for graduation from high school imposed reimbursable State-mandated costs on school districts. The State Controller reduced claims for teachers' salaries attributed to the additional science course requirement on the ground that districts were presumed to have laid off non-science teachers to offset any increase in science teachers. On appeal by many school districts, the Commission upheld the State Controller's position. In early 2005, the Superior Court for the County of Sacramento issued a judgment in consolidated cases lead by San Diego Unified School District, et al., v. Commission on State Mandates, et al and Woodland Joint Unified School District v. Commission on State Mandates, et al finding the Controller's practice was not authorized by law and ordering the Commission to review a reevaluation of the claims by the Controller. The Commission has determined that the school districts' claims for extra science teachers' salaries must be paid in full. It is possible that these claims would add hundreds of millions of dollars to existing State funding responsibility for K-

12 education.

     Actions Seeking to Enjoin Implementation of Certain Tribal Gaming Compacts. In June 2004, the State entered into amendments to tribal gaming compacts between the State and five Indian Tribes (the "Amended Compacts"). Those Amended Compacts are being challenged in two pending cases. A decision in either of these cases that is unfavorable to the State could eliminate future receipts of gaming revenues anticipated to result from the Amended Compacts, and could delay or impair the State's ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts. The State anticipates using the proceeds of that sale to repay existing internal borrowings of transportation funds.

In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v.

Schwarzenegger, et al. the plaintiff (the "Rincon Band"), a Federally recognized Indian Tribe, alleges primarily, in part, that a compact entered into between the Rincon Band and the State in 1999 is part of a Statewide regulatory framework that limits gaming devices and licenses on non-Indian lands for the stated goal of promoting tribal economic development. The plaintiff further alleges that the Amended Compacts would materially alter these protections, and as such, would constitute an unconstitutional impairment of the Rincon Band's 1999 compact. The complaint filed by the Rincon Band seeks, among other things, an injunction against the implementation of the Amended Compacts. The trial court denied plaintiff's motion for injunctive relief and dismissed the complaint on procedural grounds. The court granted plaintiff's request for re-consideration in part, but dismissed all but four claims that the State failed to negotiate a compact amendment with the Rincon Band in good faith. The State filed a motion for certification and entry of a separate judgment with respect to the four claims that the court ordered dismissed including the impairment of compact claim. The court then granted the State's motion and entered final judgment . In June 2006, the Rincon Band appealed the total number of gaming device licenses authorized under the 1999 Compacts, but abandoned its appeal of the claims for relief challenging the validity of the Amended Compacts. In July 2006, the State filed its response along with an amicus brief prepared by the five tribes that are parties to the Amended Compacts. On August 14, 2006, the Rincon Band filed its reply brief.

     California Commerce Casino , Inc., et al. v. Schwarzenegger et al. is an action brought by the owner of a card room and an individual plaintiff and petitioner, challenging the Legislature's recent ratification of the Amended Compacts which was done through urgency legislation ("Chapter 91"). Plaintiffs and petitioner allege that Chapter 91 violates a provision of the Constitution, which bars the grant of vested rights or franchises in an urgency measure, and allege a variety of special privileges and vested rights and interests purportedly created by Chapter 91. The complaint also alleges that Chapter 91 violates Proposition 58, and constitutes an unconstitutional attempt to contract away the State's police power. Plaintiffs and petitioners seek an injunction restraining the implementation of Chapter 91, a decision prohibiting the implementation of Chapter 91 and a declaration that Chapter 91 is unconstitutional. Defendant's filed a demurrer to the complaint, which was granted, without leave to amend, on October 25, 2005. In granting the demurrer, the court found that: (1) all nine claims were barred by the 60 day statute of limitations and (2) the plaintiffs failed and, because of sovereign immunity, were not able to name the five affected tribes as necessary and indispensable parties. The court dismissed the case with prejudice ; and plaintiffs have appealed this decision The Court of Appeals decision, issued on January 23, 2007, affirmed the trial court decision and dismissed the appeal as untimely. On March 2, 2007, plaintiff filed a petition seeking review by the California Supreme Court, which was denied on May 9, 2007.

     Hollywood Park Land Co., et al. v. Golden State Transportation, et. al. is a reverse validation action brought by various horse racetrack interests, challenging validity of the proposed issuance of tribal gaming bonds. The substance of the case is identical to California Commerce Casino. Plaintiffs allege that the tribal gaming bonds would be invalid because they allege the Legislature improperly ratified the tribal compact amendments. They also allege the compacts unconstitutionally contract away the State's police power and that the bonds would violate Proposition 58. Plaintiffs have also sought injunctive relief.

     The Commerce Casino plaintiffs filed a notice of appearance in this case contesting the validity of the bonds and bond documents. In addition, the Gabrielino-Tongva Tribe and a tribal councilman filed a notice of appearance and written response contesting the validity of the bonds and the bond contracts. Additionally, they seek to have the tribal-state exclusivity provisions of the Amended Compacts declared invalid and void and a declaration that the relevant statutory provisions are unconstitutional. On March 14, 2007, the trial court vacated the trial date and stayed this matter pending a decision by the California Supreme Court on the petition for review filed in Commerce Casino. Following the California Supreme Court's denial of the petition for review in Commerce Casino, both parties in Hollywood Park have requested the trial court to lift the stay.

     San Pasqual Bank of Mission Indians v. State of California, et al. declares that the slot machine licenses that the five Indian Tribes to the Amended Compacts were obliged to keep running as a stipulation of being allowed access to additional slot machines are available for issuance through the license draw process provided for in the 1999 compacts. The complaint requires that the licenses of the Five Tribes be made available to other tribes. If granted, this order would state that the Five Tribes' authority to continue to operate the machines currently covered by the licenses is uncertain under the Amended Compacts, which do not consider the possibility of the Five Tribes losing their licenses to operate the machines. The loss of their licenses would therefore present questions about the monetary obligations of the Five Tribes. In March 2007, the district court granted the State's motion to dismiss the complaint, and the plaintiff has appealed.

     Prison Healthcare Reform. Plata v. Schwarzenegger is a class action regarding all prison medical care in the State. Plaintiffs alleged that the State was not providing constitutionally adequate medical care as required by the Eighth Amendment to the U.S. Constitution. The case was settled in 2002, but the Federal court retained jurisdiction to enforce the terms of the stipulated judgment. On June 30, 2005, the district court ruled to appoint a receiver to run and operate the adult health care delivery system that affects approximately 32 prisons throughout the State (excluding Pelican Bay State Prison). The court appointed a receiver in February 2006 and he began his official duties in mid-April 2006. The receiver contracted with a Texas firm to audit the State's pharmacy system, including drug pricing. At this time, it is unknown what financial impact the decision will have on the General Fund.

     Actions Seeking Medi-Cal Reimbursements. Two cases, each entitled California Association of Health Facilities ("CAHF") v. Department of Health Services ("DHS"), have been consolidated at the appellate level. CAHF, which represents various nursing and care facilities, filed the two separate cases alleging that Medi-Cal reimbursement rates paid by DHS to providers in Fiscal Years 2001-02 and 2002-03 were too low. The trial court sustained DHS' demurrers in both cases. On December 26, 2006, the Court of Appeal reversed and remanded the case to the trial court for further proceedings. A final decision adverse to DHS in both of the consolidated cases could result in reimbursement costs exceeding $250 million.

     Action Challenging Quality Assurance Fee. In Orinda Convalescent Hospital, et al. v. Department of Health Services, plaintiffs challenge a quality assurance fee charged to certain nursing facilities and a Medi-Cal reimbursement methodology applicable to such facilities that were enacted in 2004, alleging violations of Federal Medicaid law, the Federal and State constitutions and State law. Plaintiffs seek a refund of fees paid and to enjoin future collection of the fee. If an injunction against collection of the fee is issued, it could negatively affect the State's receipt of Federal funds. At this time it is unknown what fiscal impact this matter would have upon the General Fund.

APPENDIX B Rating Categories

Description of certain ratings assigned by S&P, Moody’s and Fitch:

S&P
Long-term

AAA

     An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

     An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

     An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

     An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

     Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

     An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

     An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

     An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

     A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

     An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r

     The symbol ‘r’ is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

     The designation ‘N.R.’ indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

     Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

SP-1

     Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2

     Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Commercial paper

A-1

     This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

Moody’s
Long-term

Aaa

     Bonds rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

     Bonds rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the ‘Aaa’ securities.

A

     Bonds rated ‘A’ possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

     Bonds rated ‘Baa’ are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

     Bonds rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

     Bonds rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

     Bonds rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

     Bonds rated ‘Ca’ represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

     Bonds rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

MIG/VMIG\U.S. short-term

     Municipal debt issuance ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels\MIG 1 through MIG 3.

     The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1

     This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

     This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

     This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

     This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch
Long-term investment grade

AAA

     Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

     Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

     High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

     Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade

BB

     Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

     Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. ‘CC’ ratings indicate that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D

     Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. ‘DD’ ratings indicate potential recoveries in the range of 50% - 90% and ‘D’ the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

Short-term

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

     Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

     Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘F1.’

DREYFUS PREMIER CALIFORNIA TAX EXEMPT BOND FUND, INC.

PART C. OTHER INFORMATION

Item 23. Exhibits.

(a)(i)	Articles of Incorporation are incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No.
21 to the Registration Statement on Form N-1A, filed, on September 3, 1996.

(a)(ii)	Articles of Amendment and Articles Supplementary are incorporated by reference to Exhibit (a)(ii) of Post-
Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed, on September 27, 2005.

(b)	Registrant’s By-Laws are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 34 to
the Registration Statement on Form N-1A, filed, on September 27, 2006.

(d)	Registrant’s Management Agreement.*
(e)(i)	Registrant’s Distribution Agreement.*
(e)(ii)	Forms of Supplement to Service Agreements.*

(g)(i)	Amended and Restated Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective
Amendment No. 21 to the Registration Statement on Form N-1A, filed, on September 3, 1996.
Sub-Custodian Agreements is incorporated by reference to Exhibit (8)(b) of Post-Effective Amendment No.
21 to the Registration Statement on Form N-1A, filed, on September 3, 1996.

(g)(ii)	Amendment to Custody Agreement is incorporated by reference to Exhibit (g)(ii) of Post-Effective
Amendment No. 26 to the Registration Statement on Form N-1A, filed on September 28, 2001.

(g)(iii)	Foreign Custody Manager Agreement is incorporated by reference to Exhibit (g)(iii) of Post-Effective
Amendment No. 26 to the Registration Statement on Form N-1A, filed on September 28, 2001.

(h)(i)	Shareholder Services Plan for Classes A, B and C shares is incorporated by reference to Exhibit (h)(i) of
Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed, on September 27,
2005.

(h)(ii)	Shareholder Services Plan for Class Z shares is incorporated by reference to Exhibit (a)(ii) of Post-Effective
Amendment No. 33 to the Registration Statement on Form N-1A, filed, on September 27, 2005.

(i)	Opinion and consent of Registrant's Counsel is incorporated by reference to Exhibit (10) of Post-Effective
Amendment No. 21 to the Registration Statement on Form N-1A, filed, on September 3, 1996.

(j)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm. *

(m)	Distribution Plan is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 33 to the
Registration Statement on Form N-1A, filed, on September 27, 2005.

(n)	18f-3 Plan is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 33 to the
Registration Statement on Form N-1A, filed, on September 27, 2005.

(p)	Code of Ethics is incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on February, 2007.

Other Exhibits

(a)	Power of Attorney is incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on February 16, 2007.

(b)	Certificate of Assistant Secretary is incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed, on September 27, 2005.

* Filed herewith.

Item 24.	Persons Controlled by or under Common Control with Registrant.

Not Applicable

Item 25.	Indemnification

The Registrant's charter documents set forth the circumstances under which indemnification shall be provided to any past or present Board member or officer of the Registrant. The Registrant also has entered into a separate agreement with each of its Board members that describes the conditions and manner in which the Registrant indemnifies each of its Board members against all liabilities incurred by them
(including attorneys' fees and other litigation expenses, settlements, fines and penalties), or which may be threatened against them, as a result of being or having been a Board member of the Registrant. These indemnification provisions are subject to applicable state law and to the limitation under the Investment
Company Act of 1940, as amended, that no board member or officer of a fund may be protected against liability for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his or her office. Reference is hereby made to the following:

Article VII of the Registrant's Articles of Incorporation and any amendments thereto, Article X of
Registrant's Amended and Restated Bylaws, Section 2-418 of the Maryland General Corporation Law and
Section 1.11 of the Distribution Agreement.

Item 26.	Business and Other Connections of Investment Adviser.

The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940, as amended, and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service
Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administered by Dreyfus. Dreyfus Investment
Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

ITEM 26.	Business and Other Connections of Investment Adviser (continued)

Officers and Directors of Investment Adviser

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Jonathan Baum	MBSC Securities Corporation++	Director	6/07 - Present
Director and Vice Chair –		Executive Vice President	6/07 - Present
Distribution
	Dreyfus Service Corporation++	Director	8/06 - 6/07
		Executive Vice President	3/06 - 6/07

	Scudder Investments	Chief Operating Officer	7/02 – 1/05
345 Park Avenue
New York, New York 10154

	Scudder Distributors, Inc.	President	7/02 – 1/05
	345 Park Avenue	Chief Executive Officer	7/02 – 1/05
New York, New York 10154

J. Charles Cardona	Dreyfus Investment Advisors, Inc.++	Chairman of the Board	2/02 - 7/05
Director and Vice Chair

	Boston Safe Advisors, Inc.++	Director	10/01 - 5/05

	MBSC Securities Corporation++	Director	6/07 - Present
		Executive Vice President	6/07 - Present

	Dreyfus Service Corporation++	Executive Vice President	2/97 – 6/07
		Director	8/00 – 6/07

Diane P. Durnin	Seven Six Seven Agency, Inc. ++	Director	4/02 - 6/05
Vice Chair and Director

Thomas F. Eggers	MBSC Securities Corporation++	Chairman	6/07 – Present
President, Chief Executive		Chief Executive Officer	6/07 – Present
Officer and Director
	Dreyfus Service Corporation++	Chairman	4/05 – 6/07
		Chief Executive Officer	4/05 – 6/07

	Dreyfus Service Organization++	Director	4/05 - Present

	Founders Asset Management LLC****	Member, Board of	4/05 - Present
Managers

	Lighthouse Growth Advisers LLC++	Member, Board of	4/05 - 9/05
Managers

	Seven Six Seven Agency, Inc.++	Director	6/05 - Present

	Scudder Investments, Inc.	President	5/02 - 3/05
	345 Park Avenue	Chief Executive Officer	5/02 - 3/05
New York, NY 10154

	Scudder Distributors, Inc.	Chairman	5/02 - 3/05
345 Park Avenue
New York, NY 10154

Jonathan Little	Mellon Global Investments	Chief Executive Officer	5/02 - Present
Chair of the Board
	London, England	Director	5/02 - Present

	Mellon Fund Managers Limited+	Director	5/03 - Present

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates
Jonathan Little	Mellon Global Investments (Holdings) Ltd. +	Director	9/03 - Present
Chair of the Board
(continued)
	Mellon Global Investing Corp. +	Director	5/02 - Present
	Mellon International Investment Corp. +	Director	4/02 - Present
	Mellon Overseas Investment Corp. +	Director	12/02 - Present
	Hamon Investment Group PTE Ltd. +	Director	3/02 - Present
	Mellon Chile Holdings, S.A. +	Director	7/03 - Present
	Mellon Global Funds, plc+	Director	12/00 - Present
	Mellon Global Management Ltd. +	Director	11/00 - Present
	Mellon Global Investments Japan Ltd. +	Director	6/02 - Present
	Universal Liquidity Funds, plc+	Director	11/00 - Present
	Pareto Investment Management Ltd. +	Director	11-04 - Present
	Mellon Global Investments (Asia) Ltd.+	Director	5/01 - Present
	Mellon Global Investments Australia Ltd. +	Director	10/02 - Present
	Mellon Australia Ltd. +	Director	7/02 - Present
	Mellon Alternative Strategies Ltd. +	Director	10/04 - Present
	NSP Financial Services Group Pty Ltd. +	Director	12/01 - Present
	Kiahan Ltd. +	Director	12/01 - Present
Phillip N. Maisano	Mellon Bank, N.A.+	Senior Vice President	4/06 - Present
Director, Vice Chair and
Chief Investment Officer
	EACM Advisors LLC	Chairman of Board	8/04 - Present
	200 Connecticut Avenue	Chief Executive Officer	8/04 - 5/06
Norwalk, CT 06854-1940
	Founders Asset Management LLC****	Member, Board of	11/06 - Present
Managers
	Standish Mellon Asset Management Company,	Board Member	12/06 - Present
LLC
One Financial Center
Boston, MA 02211
	Mellon Capital Management Corporation***	Director	12/06 - Present
	Mellon Equity Associates, LLP+	Board Member	12/06 - Present
	Newton Management Limited	Board Member	12/06 - Present
London, England
	Franklin Portfolio Associates, LLC*	Board Member	12/06 - Present

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Ronald P. O’Hanley	Mellon Financial Corporation+	Vice Chairman	6/01 - Present
Director
	Mellon Bank, N.A. +	Vice Chairman	6/01 – Present

	TBC General Partner, LLC*	President	7/03 - Present

	Standish Mellon Asset Management Company,	Board Member	7/01 – Present
LLC
One Financial Center
Boston, MA 02211

	Franklin Portfolio Holdings, LLC*	Director	12/00 - Present

	Franklin Portfolio Associates, LLC*	Director	4/97 – Present

	Pareto Partners (NY)	Partner Representative	2/00 – Present
505 Park Avenue
NY, NY 10022

	Buck Consultants, Inc.++	Director	7/97 – Present

	Newton Management Limited	Executive Committee	10/98 - Present
	London, England	Member
		Director	10/98 - Present

	Mellon Global Investments Japan Ltd	Non-Resident Director	11/98 - 4/06
Tokyo, Japan

	TBCAM Holdings, LLC*	Director	1/98 – Present

	Fixed Income (MA) Trust*	Trustee	6/03 – Present

	Fixed Income (DE) Trust*	Trustee	6/03 – Present

	Pareto Partners	Partner Representative	5/97 – Present
271 Regent Street
London, England W1R 8PP

	Mellon Capital Management Corporation***	Director	2/97 – Present

	Mellon Equity Associates, LLP+	Executive Committee	1/98 – Present
Member
		Chairman	1/98 - Present

	Mellon Global Investing Corp.*	Director	5/97 – Present
		Chairman	5/97 - Present
		Chief Executive Officer	5/97 - Present

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

J. David Officer	MBSC Securities Corporation++	President	6/07 – Present
Chief Operating Officer,		Director	6/07 – Present
Vice Chair and Director
	Dreyfus Service Corporation++	President	3/00 – 6/07
		Director	3/99 – 6/07

	MBSC, LLC++	Manager, Board of	4/02 – 6/07
Managers
		President	4/02 – 6/07

	Boston Safe Advisors, Inc. ++	Director	10/01 - 5/05

	Dreyfus Transfer, Inc. ++	Chairman and Director	2/02 - Present

	Dreyfus Service Organization, Inc.++	Director	3/99 – 3/07

	Seven Six Seven Agency, Inc.++	Director	10/98 - 4/07

	Mellon Residential Funding Corp. +	Director	4/97 - Present

	Mellon Bank, N.A.+	Executive Vice President	2/94 - Present

	Laurel Capital Advisors+	Chairman	1/05 - Present
		Chief Executive Officer	1/05 - Present

	Mellon United National Bank	Director	3/98 - Present
1399 SW 1st Ave., Suite 400
Miami, Florida

Patrice M. Kozlowski	None
Senior Vice President –
Corporate
Communications

Gary Pierce	Lighthouse Growth Advisors LLC++	Member, Board of	7/05 - 9/05
Controller		Managers
		Vice President and	7/05 - 9/05
Treasurer

	The Dreyfus Trust Company+++	Chief Financial Officer	7/05 - Present
		Treasurer	7/05 - Present

	MBSC, LLC++	Chief Financial Officer	7/05 – 6/07
		Manager, Board of	7/05 – 6/07
Managers

	MBSC Securities Corporation++	Director	6/07 – Present
		Chief Financial Officer	6/07 – Present

	Dreyfus Service Corporation++	Director	7/05 – 6/07
		Chief Financial Officer	7/05 – 6/07
		Senior Vice President -	1/05 - 7/05
Finance
		Vice President - Finance	3/03 - 1/05

	Founders Asset Management, LLC****	Assistant Treasurer	7/06 – Present

	Dreyfus Consumer Credit	Treasurer	7/05 - Present
Corporation ++

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Gary Pierce	Dreyfus Transfer, Inc. ++	Chief Financial Officer	7/05 - Present
Controller
(continued)
	Dreyfus Service	Treasurer	7/05 - Present
Organization, Inc.++

	Seven Six Seven Agency, Inc. ++	Treasurer	4/99 - Present

Joseph W. Connolly	The Dreyfus Family of Funds++	Chief Compliance	10/04 - Present
Chief Compliance Officer		Officer
	The Mellon Funds Trust++	Chief Compliance	10/04 - Present
Officer
	Dreyfus Investment Advisors, Inc.++	Chief Compliance	10/04 - 7/05
Officer
	Lighthouse Growth Advisors, LLC ++	Chief Compliance	10/04 - 9/05
Officer
	MBSC, LLC++	Chief Compliance	10/04 – 6/07
Officer
	MBSC Securities Corporation++	Chief Compliance	6/07 - Present
Officer
	Dreyfus Service Corporation	Chief Compliance	10/04 – 6/07
Officer
	Boston Safe Advisors++	Chief Compliance	10/04 - 5/05
Officer
Jill Gill	Mellon Financial Corporation +	Vice President	10/01 - Present
Vice President –
Human Resources	MBSC Securities Corporation++	Vice President	6/07 - Present

	Dreyfus Service Corporation++	Vice President	10/06 - 6/07

Anthony Mayo	None
Vice President -
Information Systems

Theodore A. Schachar	Lighthouse Growth Advisors LLC++	Assistant Treasurer	9/02 - 9/05
Vice President – Tax
	MBSC Securities Corporation++	Vice President - Tax	6/07 – Present

	Dreyfus Service Corporation++	Vice President - Tax	10/96 – 6/07

	MBSC, LLC++	Vice President - Tax	4/02 – 6/07

	The Dreyfus Consumer Credit Corporation ++	Chairman	6/99 - Present
		President	6/99 - Present

	Dreyfus Investment Advisors, Inc.++	Vice President - Tax	10/96 - 7/05

	Dreyfus Service Organization, Inc.++	Vice President - Tax	10/96 - Present

John E. Lane	A P Colorado, Inc. +	Vice President – Real	8/07 – Present
Vice President		Estate and Leases
	A P East, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	A P Management, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	A P Properties, Inc. +	Vice President – Real	8/07 – Present
Estate and Leases
	A P Rural Land, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

John E. Lane	Allomon Corporation+	Vice President– Real	8/07 – Present
Vice President		Estate and Leases
(continued)

	MBC Investments Corporation+	Vice President– Real	8/07 – Present
Estate and Leases
	MBSC Securities Corporation++	Vice President– Real	8/07 - Present
Estate and Leases
	MELDEL Leasing Corporation Number 2, Inc. +	Vice President– Real	7/07 – Present
Estate and Leases
	Mellon Capital Management Corporation+	Vice President– Real	8/07 – Present
Estate and Leases
	Mellon Financial Services Corporation #1+	Vice President– Real	8/07 – Present
Estate and Leases
	Mellon Financial Services Corporation #4+	Vice President – Real	7/07 – Present
Estate and Leases
	Mellon International Leasing Company+	Vice President– Real	7/07 – Present
Estate and Leases
	Mellon Leasing Corporation+	Vice President– Real	7/07 – Present
Estate and Leases
	Mellon Trust Company of Illinois+	Vice President– Real	8/07 – Present
Estate and Leases
	MFS Leasing Corp. +	Vice President– Real	7/07 – Present
Estate and Leases
	MMIP, LLC+	Vice President– Real	8/07 – Present
Estate and Leases
	Pontus, Inc. +	Vice President– Real	7/07 – Present
Estate and Leases
Jeanne M. Login	A P Colorado, Inc. +	Vice President– Real	8/07 – Present
Vice President		Estate and Leases
	A P East, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	A P Management, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	A P Properties, Inc. +	Vice President – Real	8/07 – Present
Estate and Leases
	A P Rural Land, Inc. +	Vice President– Real	8/07 – Present
Estate and Leases
	Allomon Corporation+	Vice President– Real	8/07 – Present
Estate and Leases
	APT Holdings Corporation+	Vice President– Real	8/07 – Present
Estate and Leases
	BNY Investment Management Services LLC++++	Vice President– Real	1/01 – Present
Estate and Leases
	MBC Investments Corporation+	Vice President– Real	8/07 – Present
Estate and Leases
	MBSC Securities Corporation++	Vice President– Real	8/07 - Present
Estate and Leases
	MELDEL Leasing Corporation Number 2, Inc. +	Vice President– Real	7/07 – Present
Estate and Leases
	Mellon Capital Management Corporation+	Vice President– Real	8/07 – Present
Estate and Leases
	Mellon Financial Services Corporation #1+	Vice President– Real	8/07 – Present
Estate and Leases
	Mellon Financial Services Corporation #4+	Vice President – Real	7/07 – Present
Estate and Leases
	Mellon International Leasing Company+	Vice President– Real	7/07 – Present
Estate and Leases
	Mellon Leasing Corporation+	Vice President– Real	7/07 – Present
Estate and Leases

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Jeanne M. Login	Mellon Trust Company of Illinois+	Vice President– Real	8/07 – Present
Vice President		Estate and Leases
(continued)
	MFS Leasing Corp. +	Vice President– Real	7/07 – Present
Estate and Leases
	MMIP, LLC+	Vice President– Real	8/07 – Present
Estate and Leases
	Pontus, Inc. +	Vice President– Real	7/07 – Present
Estate and Leases

James Bitetto	MBSC Securities Corporation++	Assistant Secretary	6/07 - Present
Secretary
	Dreyfus Service Corporation++	Assistant Secretary	8/98 – 6/07

	Dreyfus Investment Advisors, Inc.++	Assistant Secretary	7/98 - 7/05

	Dreyfus Service Organization, Inc.++	Secretary	8/05 - Present

		Assistant Secretary	7/98 - 8/05

	The Dreyfus Consumer Credit Corporation++	Vice President	2/02 - Present
		Director	2/02 – 7/06

*	The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**	The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***	The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****	The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++	The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++	The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++	The address of the business so indicated is White Clay Center, Route 273, Newark, Delaware 19711.

Item 27.	Principal Underwriters

(a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1.	Advantage Funds, Inc.

2.	CitizensSelect Funds

3.	Dreyfus A Bonds Plus, Inc.

4.	Dreyfus Appreciation Fund, Inc.

5.	Dreyfus BASIC Money Market Fund, Inc.

6.	Dreyfus BASIC U.S. Mortgage Securities Fund

7.	Dreyfus BASIC U.S. Government Money Market Fund

8.	Dreyfus Bond Funds, Inc.

9.	Dreyfus California Intermediate Municipal Bond Fund

10.	Dreyfus California Tax Exempt Money Market Fund

11.	Dreyfus Cash Management

12.	Dreyfus Cash Management Plus, Inc.

13.	Dreyfus Connecticut Intermediate Municipal Bond Fund

14.	Dreyfus Connecticut Municipal Money Market Fund, Inc.

15.	Dreyfus Fixed Income Securities

16.	Dreyfus Florida Intermediate Municipal Bond Fund

17.	Dreyfus Florida Municipal Money Market Fund

18.	Dreyfus Founders Funds, Inc.

19.	The Dreyfus Fund Incorporated

20.	Dreyfus GNMA Fund, Inc.

21.	Dreyfus Government Cash Management Funds

22.	Dreyfus Growth and Income Fund, Inc.

23.	Dreyfus Growth Opportunity Fund, Inc.

24.	Dreyfus Index Funds, Inc.

25.	Dreyfus Institutional Cash Advantage Funds

26.	Dreyfus Institutional Money Market Fund

27.	Dreyfus Institutional Preferred Money Market Funds

28.	Dreyfus Insured Municipal Bond Fund, Inc.

29.	Dreyfus Intermediate Municipal Bond Fund, Inc.

30.	Dreyfus International Funds, Inc.

31.	Dreyfus Investment Grade Funds, Inc.

32.	Dreyfus Investment Portfolios

33.	The Dreyfus/Laurel Funds, Inc.

34.	The Dreyfus/Laurel Funds Trust

35.	The Dreyfus/Laurel Tax-Free Municipal Funds

36.	Dreyfus LifeTime Portfolios, Inc.

37.	Dreyfus Liquid Assets, Inc.

38.	Dreyfus Massachusetts Intermediate Municipal Bond Fund

39.	Dreyfus Massachusetts Municipal Money Market Fund

40.	Dreyfus Midcap Index Fund, Inc.

41.	Dreyfus Money Market Instruments, Inc.

42.	Dreyfus Municipal Bond Fund, Inc.

43.	Dreyfus Municipal Cash Management Plus

44.	Dreyfus Municipal Funds, Inc.

45.	Dreyfus Municipal Money Market Fund, Inc.

46.	Dreyfus New Jersey Intermediate Municipal Bond Fund

47.	Dreyfus New Jersey Municipal Money Market Fund, Inc.

48.	Dreyfus New York Municipal Cash Management

49.	Dreyfus New York Tax Exempt Bond Fund, Inc.

50.	Dreyfus New York Tax Exempt Intermediate Bond Fund

51.	Dreyfus New York Tax Exempt Money Market Fund

52.	Dreyfus U.S. Treasury Intermediate Term Fund

53.	Dreyfus U.S. Treasury Long Term Fund

54.	Dreyfus 100% U.S. Treasury Money Market Fund

55.	Dreyfus Pennsylvania Intermediate Municipal Bond Fund

56.	Dreyfus Pennsylvania Municipal Money Market Fund

57.	Dreyfus Premier California Tax Exempt Bond Fund, Inc.

58.	Dreyfus Premier Equity Funds, Inc.

59.	Dreyfus Premier Fixed Income Funds

60.	Dreyfus Premier International Funds, Inc.

61.	Dreyfus Premier GNMA Fund

62.	Dreyfus Premier Manager Funds I

63.	Dreyfus Premier Manager Funds II

64.	Dreyfus Premier Municipal Bond Fund

65.	Dreyfus Premier New Jersey Municipal Bond Fund, Inc.

66.	Dreyfus Premier New York Municipal Bond Fund

67.	Dreyfus Premier Opportunity Funds

68.	Dreyfus Premier State Municipal Bond Fund

69.	Dreyfus Premier Stock Funds

70.	The Dreyfus Premier Third Century Fund, Inc.

71.	Dreyfus Premier Value Equity Funds

72.	Dreyfus Premier Worldwide Growth Fund, Inc.

73.	Dreyfus Short-Intermediate Government Fund

74.	Dreyfus Premier Short-Intermediate Municipal Bond Fund

75.	The Dreyfus Socially Responsible Growth Fund, Inc.

76.	Dreyfus Stock Index Fund, Inc.

77.	Dreyfus Tax Exempt Cash Management

78.	Dreyfus Treasury Cash Management

79.	Dreyfus Treasury Prime Cash Management

80.	Dreyfus Variable Investment Fund

81.	Dreyfus Worldwide Dollar Money Market Fund, Inc.

82.	General California Municipal Money Market Fund

83.	General Government Securities Money Market Funds, Inc.

84.	General Money Market Fund, Inc.

85.	General Municipal Money Market Funds, Inc.

86.	General New York Municipal Bond Fund, Inc.

87.	General New York Municipal Money Market Fund

88.	Mellon Funds Trust

89.	Strategic Funds, Inc.

(b)
Name and principal		Positions and Offices
Business address	Positions and offices with the Distributor	with Registrant

Thomas F. Eggers*	Chief Executive Officer and Chairman of the Board	None
J. David Officer*	President and Director	President
Jon R. Baum*	Executive Vice President and Director	None
Ken Bradle**	Executive Vice President	None
Robert G. Capone*****	Executive Vice President and Director	None
J. Charles Cardona*	Executive Vice President and Director	None
Mark A. Keleher******	Executive Vice President	None
William H. Maresca*	Executive Vice President and Director	None
Timothy M. McCormick*	Executive Vice President	None
David K. Mossman****	Executive Vice President	None
James Neiland*	Executive Vice President	None
Sean O’Neil*****	Executive Vice President	None
Irene Papadoulis**	Executive Vice President	None
Matthew Perrone**	Executive Vice President	None
Noreen Ross*	Executive Vice President	None
Gary Pierce*	Chief Financial Officer and Director	None
Sue Ann Cormack**	Senior Vice President	None
Marc S. Isaacson**	Senior Vice President	None
Denise B. Kneeland*****	Senior Vice President	None
Mary T. Lomasney*****	Senior Vice President	None
Barbara A. McCann*****	Senior Vice President	None
Bradley J. Skapyak*	Senior Vice President	None
Ronald Jamison*	Chief Legal Officer and Secretary	None
Joseph W. Connolly*	Chief Compliance Officer (Investment Advisory Business)	Chief Compliance Officer
Stephen Storen*	Chief Compliance Officer	None
Maria Georgopoulos*	Vice President – Facilities Management	None
William Germenis*	Vice President – Compliance and Anti-Money Laundering	Anti-Money Laundering
	Officer	Compliance Officer
Jill Gill*	Vice President	None
Tracy Hopkins*	Vice President	None
John E. Lane*******	Vice President – Real Estate and Leases	None
Jeanne M. Login*******	Vice President – Real Estate and Leases	None
Edward A. Markward*	Vice President – Compliance	None
Mary Merkle*	Vice President – Compliance	None
Jennifer M. Mills*	Vice President – Compliance	None
Paul Molloy*	Vice President	None
James D. Muir*	Vice President – Compliance	None
Anthony Nunez*	Vice President – Finance	None
David Ray***	Vice President	None
Theodore A. Schachar*	Vice President – Tax	None
William Schalda*	Vice President	None
John Shea*	Vice President – Finance	None
Susan Verbil*	Vice President – Finance	None
William Verity*	Vice President – Finance	None
James Windels*	Vice President	Treasurer

(b)
Name and principal		Positions and Offices
Business address	Positions and offices with the Distributor	with Registrant
James Bitetto*	Assistant Secretary	Vice President and
Assistant Secretary
Ken Christoffersen***	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.
**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***	Principal business address is 210 University Blvd., Suite 800, Denver, CO 80206.
****	Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.
*****	Principal business address is One Boston Place, Boston, MA 02108.
******	Principal business address is 595 Market Street, San Francisco, CA 94105.
*******	Principal business address is 101 Barclay Street, New York 10286.

Item 28.	Location of Accounts and Records

1.	The Bank of New York
One Wall Street
New York, New York 10286

2.	DST Systems, Inc.
1055 Broadway
Kansas City, MO 64105

3.	The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Item 29.	Management Services
Not Applicable
Item 30.	Undertakings
None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 26th day of September, 2007.

DREYFUS PREMIER CALIFORNIA TAX EXEMPT BOND FUND, INC.

BY:	/s/J. David Officer*
J. David Officer, PRESIDENT

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ J. David Officer*	President (Principal Executive Officer) and Director	09/26/07

J. David Officer

/s/James Windels*	Treasurer (Principal Financial and Accounting Officer)	09/27/07

James Windels

/s/David Burke*	Director	09/26/07

David Burke

/s/William Hodding Carter III*	Director	09/26/07
William Hodding Carter III

/s/Joseph S. DiMartino*	Director	09/26/07

Joseph S. DiMartino

/s/Gordon J. Davis*	Director	09/26/07

Gordon J. Davis

/s/Joni Evans*	Director	09/26/07

Joni Evans

/s/Ehud Houminer*	Director	09/26/07

Ehud Houminer

/s/Richard C. Leone*	Director	09/26/07

Richard C. Leone

/s/Hans C. Mautner*	Director	09/26/07

Hans C. Mautner

/s/Robin A. Melvin*	Director	09/26/07

Robin A. Melvin

/s/Burton N. Wallack*	Director	09/26/07

Burton N. Wallack

/s/John E. Zuccotti*	Director	09/26/07

John E. Zuccotti

*BY:	/s/John B. Hammalian
John B. Hammalian
Attorney-in-Fact

INDEX OF EXHIBITS

Exhibit No. 23

23(d)	Management Agreement
23(e)(1)	Distribution Agreement
23(e)(2)	Forms of Supplement to Service Agent
23(j)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.